October 28, 2019

Prospectus

Altegris Futures Evolution Strategy Fund

Class A (EVOAX)
Class C (EVOCX)
Class I (EVOIX)
Class N (EVONX)

Altegris GSA Trend Strategy Fund

Class A (TRNAX)
Class I (TRNIX)
Class N (TRNNX)

Altegris Managed Futures Strategy Fund

Class A (MFTAX)
Class C (MFTCX)
Class I (MFTIX)

Class O (MFTOX)

Each a Series of Northern Lights Fund Trust

ADVISED BY Altegris Advisors, LLC 1200 Prospect Street, Suite 400 La Jolla, CA 92037

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.altegris.com., and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

TABLE OF CONTENTS

FUND SUMMARIES	1
Altegris Futures Evolution Strategy Fund	1
Altegris GSA Trend Strategy Fund	8
Altegris Managed Futures Strategy Fund	14
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	20
Investment Objectives	20
Principal Investment Strategies	20
Temporary Investments	27
Description of Principal Investment Risks	27
Portfolio Holdings Disclosure	35
Cybersecurity	35
MANAGEMENT	36
Investment Adviser	36
Investment Adviser Portfolio Managers	37
Sub-Advisers and Sub-Advisers’ Portfolio Managers	37
HOW FUND SHARES ARE PRICED	41
HOW TO PURCHASE SHARES	42
HOW TO REDEEM SHARES	47
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	49
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	50
DISTRIBUTION OF SHARES	51
Distributor	51
Distribution Fees	51
Additional Compensation to Financial Intermediaries	51
Householding	51
CONSOLIDATED FINANCIAL HIGHLIGHTS	52
Privacy Notice	64

Altegris Futures Evolution Strategy Fund

Investment Objective: The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 42 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 77 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(1)	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%	2.08%
Fee Waiver(2)	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	1.94%	2.69%	1.69%	1.94%
1)	Other Expenses have been restated for the current fiscal year. “Other Expenses” will include the fees paid by the Fund to the counterparty(ies) of one or more fund-linked Call Options purchased by the Fund directly (collectively, the “Option”). The Option’s returns will be reduced and its losses increased by the operating expenses, management fees and incentive fees of the Underlying Pools (as described under “Principal Investment Strategies”) associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns of the Option. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Fund. Such fees are accrued daily within the Option and deducted from the Option’s value daily. During the fiscal year ended June 30, 2019, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools associated with the Option were approximately 1.03% of Underlying Pool notional exposure and 21.05% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool.
2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2020 to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$761	$1,177	$1,617	$2,836
C	$372	$864	$1,481	$3,147
I	$172	$562	$977	$2,136
N	$197	$638	$1,106	$2,399

877.772.5838	www.altegris.com	1

You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$272	$864	$1,481	$3,147

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$297	$638	$1,106	$2,399

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate ate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via fund- or equity-linked call options (or other types of derivatives, such as, swap contracts or structured notes), that provide the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Pools”). The Fund does not invest more than 25% of its assets with any one option counterparty or other derivatives contract counterparty or issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency. Each Underlying Pool invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Options, swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

The Fund’s adviser, Altegris Advisors, L.L.C. (the “Adviser”), or sub-advisers engaged by the Adviser, will seek returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy.

The Adviser expects that less than 100%, typically 15-25%, of the Fund’s total net assets will be invested in and/or used as collateral for, gaining exposure to Managed Futures strategies. However, through a combination of (i) investing primarily in fund-or equity-linked call options or other types of derivatives, such as swap contracts or structured notes, having payments linked to the returns of reference assets such as Underlying Pools, and/or (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts), the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund’s net assets were invested.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies, indirectly, through a wholly-owned and controlled subsidiary (the “Subsidiary”). The Fund will also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

The cost of investing in the Fund is higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, management fees typically are based on the notional account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative.

877.772.5838	www.altegris.com	2

Fixed Income Strategy: The Adviser expects that less than 100%, typically 60-80%, of the Fund’s total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The Adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser. The Adviser, after consultation with the sub-adviser, allocates the Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as:

•	Core Fixed Income strategy invests in a variety of fixed income instruments, including corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); high-yield (junk) bonds; bank loans and assignments; credit default swaps; global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.
•	Low Duration strategy invests in debt securities of any kind, including, without limit, MBS; corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The sub-strategy may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies. The sub-adviser may seek to manage the dollar-weighted average effective duration of the Low Duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).
•	Opportunistic Income strategy invests in fixed income instruments of any kind and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks. The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

The amount allocated to each of the principal sub-strategies may change depending on the Adviser’s assessment in consultation with the sub-adviser of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amount allocated to either the “Core Fixed Income” sub-strategy, or the “Low Duration” sub-strategy may be between 0% and 100% of amounts allocated to the Fixed Income strategy. The amount allocated to the “Opportunistic Income” sub-strategy is anticipated to generally range from 0% to 30% of amounts allocated to the Fixed Income strategy. However, the Adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the sub-adviser’s sub-strategies at any given time. The Fund invests in fixed income securities of any credit quality or maturity. Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well the Fund’s indirect investments in the Subsidiary, including securities issued by Underlying Pools, options, swap contracts and structured notes. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. CMBS may be less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

877.772.5838	www.altegris.com	3

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Emerging Market Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Exchange Traded Fund (“ETF”) and Closed-End Fund (“CEF”) ETF and CEF Risk: The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and CEFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and CEF is subject to specific risks, depending on the nature of the ETF or CEF. Shares of ETFs and closed end Funds may trade at a discount or premium to their net asset value per share.

Fixed Income Risk: When a Fund invest in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a Fund.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

•	Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

877.772.5838	www.altegris.com	4

Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Other Investment Companies Risk: Other investment companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT Risk: The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Restricted Securities Risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Structured Products and Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Those performance based fees will be paid by the Underlying Pool to each manager without regard to the performance of other managers and the Underlying Pool’s overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

877.772.5838	www.altegris.com	5

Who Should Invest in the Fund? The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

Performance: The bar chart and performance table below show the variability of the Altegris Futures Evolution Strategy Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar years since the Fund’s inception. Returns for the Class A, Class C and Class N shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s net asset value per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	12/31/14	13.27%
Worst Quarter:	6/30/15	(8.82)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019 was 9.22%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

	One Year	Five Years	Since Inception (10/31/11)	Since Inception (2/16/12)
Return before taxes – Class I Shares	(7.48)%	5.39%	3.62%	N/A
Return after taxes on distributions – Class I Shares	(9.43)%	2.44%	1.48%	N/A
Return after taxes on distributions and sale of Fund shares – Class I Shares	(4.41)%	2.85%	1.84%	N/A
Return before taxes – Class A Shares	(12.96)%	3.88%	2.50%	N/A
Return before taxes – Class C Shares	(8.46)%	4.32%	N/A	2.50%
Return before taxes – Class N Shares	(7.75)%	5.10%	3.34%	N/A
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.88%	0.63%	0.37%	0.46%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

877.772.5838	www.altegris.com	6

Investment Adviser: Altegris Advisors, L.L.C.

Sub-Adviser: DoubleLine Capital LP

Investment Adviser Portfolio Managers: Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011. Eric Bundonis has been a Portfolio Manager to the Fund since July 2014, and Mr. Osborne is the lead Portfolio Manager.

Co-Portfolio Managers	Title
Matthew Osborne	Founder and Chief Investment Officer
Eric Bundonis, CFA	Director of Research and Sourcing

Sub-Adviser Portfolio Manager: Jeffrey E. Gundlach, Chief Executive Officer of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds (including the Altegris Managed Futures Strategy Fund), which indicate that income from the Fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

877.772.5838	www.altegris.com	7

Altegris GSA Trend strategy Fund

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation through utilization of an absolute return strategy.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 42 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 77 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.25%
Other Expenses(1)	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	2.45%	2.20%	2.45%
Fee Waiver(2)	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver	1.85%	1.60%	1.85%
1)	Based on estimated amounts for the current fiscal year.
2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2020, to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.85%, 1.60% and 1.85% of average daily net assets attributable to Class A, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of: 1) the expense cap in effect at the time of the waiver; or 2) the expense cap in effect at the time of recapture. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$752	$1,241	$1,755	$3,158
I	$163	$631	$1,125	$2,487
N	$188	$706	$1,252	$2,741

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$288	$706	$1,252	$2,741

877.772.5838	www.altegris.com	8

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets between a “Trend” strategy and a “Fixed Income” strategy.

Trend Strategy: The Trend strategy seeks to deliver absolute returns for the Fund through a range of quantitative algorithms designed to exploit directional trends in global financial markets. In doing so, the strategy employs a range of statistical signals and filters that seek to capture medium-term trends in global futures and forwards markets, and to capitalize on them through a systematic investment process in a variety of financial instruments across multiple asset classes. This is accomplished by parsing and filtering voluminous, real-time market data (through computers applying statistical and mathematical algorithms and programs to the data) to isolate and identify specific price trends and patterns. Each individually identified trend or pattern in each type of asset class is a “signal”, and signals for each asset class are then combined to culminate in the identification of a trend (such as detecting momentum of prices in an upward or downward direction). Each of the many individual trends identified within the universe of asset classes upon which futures contracts are traded acts as a potential predictor of future returns of the asset class. These signals are adjusted to account for volatility in global markets over time. Based on the signals, the Fund’s Trend strategy portfolio is constructed and trades are executed (with further adjustments made to trade allocations in order to address portfolio risk, diversification and expected returns in each asset class).

In pursuing the Trend strategy, the Fund trades more than 100 types of futures contracts and 17 various forwards contracts across four primary asset classes: equities, commodities, fixed income and currencies. The number of contracts may increase or decrease from time to time. Specific sub-sets of these asset classes will encompass equity securities, spot currencies and forward foreign exchange contracts, government and corporate debt securities, interest rate instruments, stock indices, precious metals and traditional and base industrial commodities. Specific types of instruments that the Fund may purchase across these asset classes will include (i) forward and futures contracts (as noted above), (ii) covered and uncovered options on futures or securities, (iii) swap transactions involving equity securities or other instruments, (iv) commodity spot market contracts, (v) contracts for differences, (vi) interest rate, volatility and credit derivatives; and (vii) foreign exchange forward contracts. These instruments may be listed or unlisted and rated or unrated, and derivative instruments may be exchange-traded or bought and sold over-the-counter. The breadth of contracts traded across varied asset classes, and the anticipated volume of identified trends and in turn trade signals generated by the Trend strategy, will generate high trading and turnover levels within the Trend strategy portfolio at times. Altegris Advisers LLC (the “Adviser”) delegates management of the Fund’s Trend strategy portfolio to a sub-adviser, GSA Capital Partners LLP (“GSA”).

The Fund will execute a portion of the Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in non-financial commodity futures contracts, other financial instruments providing exposure to interests in physical commodities (consistent with the Trend strategy as described above), and also in fixed income securities (consistent with the Fixed Income strategy described below) that will serve as margin or collateral for the Subsidiary’s commodities and commodity futures positions. The Fund will also execute a portion of the Trend strategy portfolio investments directly, outside of the Subsidiary, with this portion being primarily financial futures contracts and in fixed income securities (consistent with the Fixed Income strategy described below) that will serve as margin or collateral for such financial futures positions. The Subsidiary is managed by the Adviser and sub-advised by GSA and pursues the same principal investment strategies as the Fund, and is subject to the same investment risks and portfolio investment restrictions and limitations as the Fund on a consolidated basis.

Fixed Income Strategy: With respect to assets of the Fund not allocated to investments pursuant to the Trend strategy, the Fund will invest pursuant to a Fixed Income strategy comprised of: cash, cash equivalents, investment grade corporate bonds and other corporate debt securities, securities issued by the U.S. government and its agencies and instrumentalities (normally with one year or less term to maturity), money market securities and other interest-bearing instruments. The Fund will generally invest in investment grade fixed income securities rated in the four highest categories by Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may also invest in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. The Fund’s Adviser manages the Fixed Income strategy on behalf of the Fund.

Allocations Among Trend and Fixed Income Strategies. Based upon its analysis of historical returns and volatility among trend-following commodity traders and strategies generally, and specifically upon its analysis of the prior performance and anticipated future performance of the Trend strategy, in consultation with GSA, the Adviser anticipates that the Fund will allocate approximately up to 30% of its assets to the Trend strategy and the majority of its assets not actively invested in the Trend strategy allocated to investments in fixed income securities pursuant to the Fixed Income strategy.

In pursuing its investment objective, the Fund may engage in frequent trading. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of most investment entities of comparable size.

877.772.5838	www.altegris.com	9

KEY STRATEGY TERMS

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or selling investments based on the assessment of these trade signals as determined before a trade is made.

Volatility is a statistical measurement of the variation of returns of a financial asset, as measured by the annualized standard deviation of its returns.

Standard Deviation is a measure that is used to quantify the amount of dispersion of a set of data values. A low standard deviation indicates that the data points tend to be close to the expected values of the set, whereas a high standard deviation indicates that the data points are spread out over a wider range of values.

Correlation is a statistical measure of the degree to which the movements in the price of two assets are related to each other. When the value of one asset class versus another moves in the same direction within similar time frames, the asset classes are considered to be correlated, and when they move in opposite directions, they are considered to be non-correlated.

Value at Risk (“VaR”) is an estimation of how much a single investment, or group of investments, might lose under normal market conditions and over a defined time period.

Non-Diversified Fund. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. Also, the Fund must set aside liquid assets, or engage in other measures, as required by the 1940 Act and regulations thereunder, to “cover” open positions with respect to certain kinds of derivatives and other financial instruments. The Fixed Income strategy investments may be used to help cover the Fund’s derivatives and other positions in financial instruments for which coverage is required by the 1940 Act.

Commodity Pool Regulation: The Fund and the Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act and the Adviser and Sub-Adviser are each a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and Securities and Exchange Commission (“SEC”) harmonized regulations.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund.

The Fund may not achieve its investment objective and is not intended to be a complete investment program.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s investments as well the Fund’s indirect investments in the Subsidiary. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Derivatives Risk: The Fund’s use of forwards, futures, swaps or options directly, or indirectly through investments by the Subsidiary, involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk and counterparty default risk in the case of over the counter derivatives. Option positions held by the Fund or the Subsidiary may expire worthless exposing the Fund to potentially significant losses.

Extension Risk: There is a risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income and Interest Rate Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Your investment will decline in value if the value of the Fund’s investments decreases.

877.772.5838	www.altegris.com	10

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and Fund investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

U.S. Government Securities Risk: The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund? The Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of trend following managed futures strategies, relative to traditional stock portfolios. The Adviser believes that trend-following managed futures strategies, as an asset class, have historically performed independently from the both the stock and bond markets (and therefore, may be considered as non-correlated).

877.772.5838	www.altegris.com	11

Performance: The bar chart and performance table below show the variability of the Altegris GSA Trend Strategy Fund returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class N shares for the full calendar years since the Fund’s inception. Returns for the Class A and Class I shares, which are not presented, will vary from the returns of the Class N shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s net asset value per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class N Shares

For Calendar Years Ended December 31

Best Quarter:	12/31/17	8.03%
Worst Quarter:	6/30/17	(9.62)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019 was 5.42%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

	One Year	Since Inception (12/30/16)
Return before taxes – Class N Shares	(8.67)%	(5.92)%
Return after taxes on distributions – Class N Shares	(8.67)%	(5.92)%
Return after taxes on distributions and sale of Fund shares – Class N Shares	(5.13)%	(4.48)%
Return before taxes – Class A Shares	(13.91)%	(8.66)%
Return before taxes – Class I Shares	(8.44)%	(5.65)%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.88%	1.36%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

877.772.5838	www.altegris.com	12

Investment Adviser: Altegris Advisors, L.L.C. is the Adviser to the Fund, and manages the Fixed Income strategy on behalf of the Fund.

Investment Adviser Portfolio Managers: Matthew Osborne, Founder and Chief Investment Officer of the Adviser, Eric Bundonis, Director of Research and Sourcing has served as co-Portfolio Managers of the Fund since its inception. Antolin Garza serves as co-Portfolio Manager of the Fund as of October 2017.

Sub-Adviser: GSA Capital Partners LLP is the sub-adviser to the Fund and manages the Trend strategy on behalf of the Fund.

Sub-Adviser Portfolio Managers: Pavel Zhlobich, PhD, GSA’s Co-Head of Macro Strategies and GSA’s Trend Strategy lead researcher, Chris Taylor, GSA’s Co-Head of Macro Strategies, will direct the portfolio management of the Trend strategy.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds (including the Altegris Managed Futures Strategy Fund), which indicate that income from the fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

877.772.5838	www.altegris.com	13

Altegris Managed Futures Strategy Fund

Investment Objectives: The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 42 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 77 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class O
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.56%	0.56%	0.56%	0.56%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.34%	3.09%	2.09%	2.34%
Fee Waiver(2)	(0.41)%	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver	1.93%	2.68%	1.68%	1.93%
1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
2)	The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2020, to ensure the total annual Fund operating expenses after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))will not exceed 1.90%, 2.65%, 1.65% and 1.90% of average daily net assets attributable to Class A, Class C, Class I and Class O shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$760	$1,226	$1,718	$3,068
C	$371	$916	$1,585	$3,373
I	$171	$615	$1,086	$2,388
O	$196	$691	$1,213	$2,645

You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$271	$916	$1,585	$3,373
877.772.5838	www.altegris.com	14

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$296	$691	$1,213	$2,645

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 280% of the average value of its portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund seeks to achieve its primary investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy is designed to capture returns related to trends in the commodity and financial futures markets by investing directly or through the Subsidiary (as defined below) in a combination of financial instruments including, but not limited to (1) options, (2) futures, (3) forwards, (4) spot contracts or (5) swap contracts, structured notes or other securities or derivatives (collectively, “financial instruments”). The Fund does not invest more than 25% of its assets with any one financial instrument or counterparty or issuer. Through investments in a combination of such financial instruments, certain of which utilize notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts) the Fund will attempt to maintain an exposure to the Managed Futures strategy as if between 100% and 125% of the Fund’s net assets were invested.

The Managed Futures strategy may include investment styles or sub-strategies such as (1) long term trend-following, (2) discretionary macro investing based on economic fundamentals and value, (3) short-term systematic trading, (4) specialized approaches to specific or individual market sectors such as financials, equities, currencies, metals, agricultural and soft commodities and (5) counter-trend or mean reversion strategies. Managed Futures strategy investments will be made without restriction as to issuer capitalization, country, or currency.

In order to provide the Fund with exposure to certain of the above-described Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets in non-financial commodity futures contracts through a wholly-owned and controlled foreign subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in financial instruments and other investments intended to serve as margin or collateral for swaps or other positions, as applicable. However, the Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund. The Subsidiary and the Fund will comply with all applicable provisions of the 1940 Act on an aggregated basis.

Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund’s adviser, Altegris Advisors, L.L.C. (the “Adviser”), expects that up to 25%, of Fund assets will be allocated to and used as collateral for the Managed Futures strategy. However, as market conditions change the ranges may be higher or lower.

The Adviser currently delegates management of allocated portions of the Fund’s Managed Futures strategy portfolio to various sub-advisers.

Fixed Income Strategy: The Fixed Income strategy is designed to generate interest income and capital appreciation with the objective to diversify the returns under the Managed Futures strategy. The Fixed Income strategy will invest in a variety of investment grade fixed income securities. The Fixed Income strategy portfolio will maintain an average maturity that ranges between short-term (less than 1 year) and intermediate-term (4-7 years). The Fixed Income strategy will invest primarily in investment grade securities, which the Fund defines as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if, unrated determined to be of comparable quality. In the event that a fixed income security’s rating is downgraded below investment grade, the sub-adviser will take such actions over such reasonable period of time as it determines are prudent and in the best interests of the Client. The Adviser expects that the majority of its assets not actively invested in the Managed Futures Strategy will be allocated to the Fixed Income strategy. However, as market conditions change the range may be higher or lower.

The Adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Managed Futures strategy investments among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity market in general and (2) restricting Fixed Income strategy investments to short-term or medium-term interest income-generating securities that are not expected to have returns that are highly correlated to the equity market in general or the Managed Futures strategy.

877.772.5838	www.altegris.com	15

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s investments as well the Fund’s indirect investments in the Subsidiary. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Derivatives Risk: The Fund’s use of futures, options, options on futures swaps or structured notes directly involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Exchange-Traded Funds (“ETF”) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear. Shares of ETFs and closed end Funds may trade at a discount or premium to their net asset value per share.

Extension Risk: There is a risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities such as residential and commercial mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income and Interest Rate Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility. Your investment will decline in value if the value of the Fund’s investments decreases.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign (Non- U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Inflation-Indexed Bond Risk: There is a risk that inflation-indexed bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to the same risks as all debt securities.

877.772.5838	www.altegris.com	16

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk: The Fund directly or indirectly via investments in the Subsidiary, will use derivatives to increase long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and Fund investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Structured Products and Structured Notes Risk: Structured products and structured notes involve leverage risk, tracking risk, liquidity risk and issuer default risk. Investments in structured notes also involve interest rate risk, credit risk and market risk.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

U.S. Government Securities Risk: The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund? The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

877.772.5838	www.altegris.com	17

Performance: The bar chart and performance table below show the variability of the Altegris Managed Futures Strategy Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I, Class A, Class C and Class O shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s net asset value per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	3/31/15	5.24%
Worst Quarter:	6/30/15	(6.15)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2019 was 7.15%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Years	Since Inception (8-26-10)	Since Inception (2-1-11)	Since Inception (3-13-13)
Class I Return before taxes	(5.65)%	1.14%	(0.42)%	N/A	N/A
Class I Return after taxes on distributions	(6.46)%	(0.45)%	(1.38)%	N/A	N/A
Class I Return after taxes on distributions and sale of Fund shares	(3.34)%	0.18%	(0.72)%	N/A	N/A
Class A Return before taxes	(11.20)%	(0.29)%	(1.36)%	N/A	N/A
Class C Return before taxes	(6.50)%	0.11%	N/A	(2.12)%	N/A
Class O Return before taxes	(5.77)%	0.90%	N/A	N/A	(0.16)%
BofA Merrill Lynch 3Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.88%	0.63%	0.41%	0.43%	0.55%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	(8.71)%	4.56%	9.11%	6.66%	6.94%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns presented for Class I would be substantially similar to Class A, Class C and Class O because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. After tax returns for Class A and Class C and Class O shares, which are not shown, will vary from those of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. Investors cannot invest directly in an index.

MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe. Investors cannot invest directly in an index.

877.772.5838	www.altegris.com	18

Investment Adviser: Altegris Advisors, L.L.C.

Sub-Advisers: GSA Capital Partners LLP, Millburn Ridgefield Corporation, and Crabel Capital Management, LLC each serve as a sub-adviser to the Altegris Managed Futures Strategy Fund in respect of portions of the Fund’s assets allocated for management pursuant to the Managed Futures strategy. GSA Capital Partners, LLP also serves as sub-adviser to the GSA Trend Fund in respect of the portion of GSA Trend Fund assets allocated for management pursuant to the GSA Trend strategy.

Investment Adviser Portfolio Managers: Matthew Osborne, Founder and Chief Investment Officer of the Adviser, has served the Fund as Portfolio Manager since it commenced operations in August 2010. Eric Bundonis, Director of Research and Sourcing of the Adviser has been a Portfolio Manager to the Fund since July 2014. Antolin Garza has served as Portfolio Manager since October 2017.

Co-Portfolio Managers	Title
Matthew Osborne	Founder, Chief Investment Officer
Eric Bundonis, CFA	Director of Research and Sourcing
Antolin Garza	Senior Research Analyst

Sub-Adviser Portfolio Managers: Grant Jaffarian, Michael Pomada and Steve Wisdom each of Crabel has served the Fund as a sub-adviser Portfolio Manager since May 2017. Barry A. Goodman, Grant N. Smith, Harvey Beker and George E. Crapple, each of Millburn, have served as sub-adviser Portfolio Managers since March 2017. Pavel Zhlobich and Chris Taylor of GSA, have served the Fund as sub-adviser Portfolio Managers since March 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or its Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
O	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

877.772.5838	www.altegris.com	19

ADDITIONAL INFORMATION ABOUT
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The investment objectives and principal strategies of each Fund are described in this section. Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed without shareholder approval by the Board of Trustees upon 60 days written notice to shareholders. If a Fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective. There is no guarantee that a Fund will achieve its objective. Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Funds.

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Altegris Futures Evolution Strategy Fund (“Futures Evolution”)	The Fund’s investment objective is to seek long term capital appreciation.
Altegris GSA Trend Strategy Fund (“GSA Trend”)	The Fund’s investment objective is to seek long-term capital appreciation through utilization of an absolute return strategy.
Altegris Managed Futures Strategy Fund (“Managed Futures”)	The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

PRINCIPAL INVESTMENT STRATEGIES

Adviser’s Investment Process

The Adviser’s investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment vehicles or managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation.

The Adviser’s investment process includes what the Adviser believes is a rigorous methodology for sourcing, evaluating and qualifying sub-advisers, Underlying Pools, or swaps, structured notes, options or any other securities that may advance the Fund’s objectives, in which the Funds can invest. This process is coordinated in conjunction with the Adviser’s procedures within asset allocation and portfolio construction. Once these investments have been added to a Fund’s portfolio, the Adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the Adviser’s process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine, as applicable, Futures Evolution, GSA Trend and Managed Futures sub-strategy weightings relevant to the respective Funds
SOURCING

• Analyze investment managers that represent asset class and sub-strategies

• Analyze investment vehicles and instruments including derivatives (and Underlying Pools in respect of Futures Evolution)

• Initial investment and operational reviews

EVALUATING	• Rigorous due diligence o Document collection and review o Investment due diligence o Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage qualified sub-advisers or underlying managers from among qualified prospective investment vehicles and instruments • Quantitative portfolio optimization • Qualitative assessment
MONITORING, RISK MANAGEMENT & REALLOCATION

• Ongoing monitoring of sub-adviser and portfolio investment managers and vehicles (including Underlying Pools in respect of Futures Evolution)

• Assess investment results of sub-advisers by assessing:

o Returns

o Standard deviations

o Performance attribution

o Style drift

o Correlation changes

o Counterparty and/or issuer credit quality

o Management changes

• Rebalance or re-allocate, as applicable, between and among sub-adviser strategies, derivatives or other investments (including Underlying Pools in respect of Futures Evolution)

877.772.5838	www.altegris.com	20

Asset Allocation: The Adviser determines the relevant sub-strategies that should comprise the portfolio within an asset allocation framework for each Fund. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the Adviser, relevant trading adviser or sub-adviser is a critical input in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the Futures Evolution, GSA Trend or Managed Futures strategy investment process is the sourcing of prospective fixed income sub-adviser(s) and derivatives or structured products counterparties or issuers from the large and growing universe of managers and investment choices. The sourcing of investments and investment managers is derived from years of alternative industry experience of the Portfolio Co-Managers and the Adviser’s management. The Adviser’s network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the Adviser has identified investment managers or options that are of initial interest, these are presented to the Adviser’s Investment Committee, which is composed of the Adviser’s Portfolio Co-Managers, key members from the Adviser’s research group and management of the Adviser and its affiliates. The Investment Committee reviews the initial due diligence of the sub-advisers and their respective managers (including Underlying Pools in respect of Futures Evolution), and other investments by the research group to determine which of these initially-reviewed investments advance for further evaluation in the next stage of review.

Evaluating: For sub-advisers and their respective managers (including Underlying Pools in respect of Futures Evolution), and other investments passing the initial review process, the Adviser performs a rigorous due diligence process. In addition to qualitative discussions with the investment managers as well as quantitative analysis of the investment program performed during the initial review process, the Adviser conducts further review that includes (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the Adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable or available. Requested documentation typically encompasses fund offering materials, due diligence questionnaire, fund or manger reporting and annual audits, investor communications and other materials. The investment due diligence process may include onsite manager visits and interviews, quantitative analysis, background checks and review of the investment program, process and risk management as well as business management issues. While operational due diligence varies across investment and investment strategies, the process includes an onsite visit as well as multiple follow up calls. Among the specifics reviewed by the Adviser are:

1.	Ability of the manager to generate returns within specific risk parameters,
2.	Stability of manager’s investment process and its ability to sustain return,
3.	Expertise of the manager’s management firms and employees,
4.	Differentiating factors that give the manager or strategy an investment edge,
5.	Infrastructure of firm from research to trading to operations,
6.	A manager’s risk control procedures, both from a business and investment standpoint, and
7.	A manager’s overall business organization.

After numerous contact points including on-site visits and conference calls, all manager information is documented within a formal report for review and subject to final approval by the Adviser’s Investment Committee. If a specific investment instrument or vehicle is not satisfactory for executing an element of a strategy or sub-strategy (whether due to fees, liquidity or other factors), the Adviser may use options, swap contracts, structured notes or other investment instruments to access the same or a substantially similar element of a desired sub-strategy.

Portfolio Construction:

Futures Evolution Fund - Consultation with the fixed income sub-adviser determines the allocation among sub-advised Fixed Income strategies. Qualified investment vehicles and investment managers within predefined sub-strategies or manager style are then selected based on a combination of quantitative optimization, which includes correlation analysis with the Fixed Income strategy, along with a qualitative assessment of each Managed Futures or Fixed Income strategy, investment vehicle and or investment manager.

GSA Trend Strategy Fund - Consultation with GSA as sub-adviser determines the allocations of Fund assets to the various managed futures strategies pursued by the Trend strategy. In respect of Fund assets not allocated to the Trend strategy, the Adviser will allocate to investment grade fixed income securities pursuant to the Fixed Income strategy. In pursuing its investment objective, the Fund may engage in frequent trading. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of most investment entities of comparable size.

Managed Futures Fund - Qualified Managed Futures and Fixed Income managers and strategy investments within predefined sub-strategies or manager styles are then available for possible engagement by the Fund as sub-advisers or as investments for possible inclusion within the portfolio. The selection process includes a combination of quantitative optimization, which includes correlation analysis, along with a qualitative assessment of each Managed Futures or Fixed Income strategy, sub-adviser, investment vehicle and/or investment manager accessed. The Adviser will also consult with the fixed income sub-adviser concerning Fixed Income strategy portfolio construction and allocations.

877.772.5838	www.altegris.com	21

Monitoring, Risk Management and Reallocation: Tracking and monitoring is a critical component of the Adviser’s approach to maintaining a portfolio designed to capture investment returns. The Adviser’s research staff and Portfolio Co-Managers closely monitor the investment results for each component of each Fund’s portfolio. On an ongoing basis, the Adviser performs quantitative analysis of performance against predefined parameters, looking for unexplained variances including any material changes in business or investment strategies (style drift), as well as material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate the sub-adviser or manager of the particular investment or strategy. Additionally, the Adviser monitors the sub-advisers and to the extent practicable, the managers of Underlying Pools and other investments accessed by a Fund as to volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various sub-strategies used by the Fund. The Adviser will also monitor the credit quality of derivatives or structured products counterparties or issuers to assure they maintain, what the Adviser believes to be, sufficient financial resources to meet their obligations to a Fund. The Adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, reallocate the Funds’ assets.

Generally, the Adviser’s investment process narrows the universe of potential investments through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies deployed. The Adviser expects to allocate each Fund’s assets to sub-advisers for investment pursuant to sub-advised strategies (to Underlying Pools in respect of Futures Evolution), derivatives or structured products and/or other direct or indirect investments in financial instruments or sub-strategies. However, asset allocation will vary by asset class, sub-strategy and investment vehicle. Each Fund’s investment portfolio is rebalanced both within a particular sub-strategy and between a Fund’s various sub-strategies as a result of the Adviser’s monitoring policies.

SUB-ADVISERS AND STRATEGIES

The Adviser may select and delegate management of a Fund’s portfolio to one or more sub-advisers. The Adviser determines the various percentages of each Fund’s assets to be allocated among each of the sub-advisers and retains the ability to override a sub-adviser’s selection of securities if it believes an investment or allocation is not consistent with that Fund’s investment guidelines. The Adviser is also responsible for ongoing performance evaluation and monitoring of all sub-advisers. The Adviser, on behalf of itself and on behalf of the Funds it advises, or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with the Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders of a Fund will be notified within 90 days of the engagement of an additional or replacement sub-adviser to manage a portion of that Fund’s portfolio.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of a Fund’s assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND – SUB-ADVISER AND STRATEGY

DoubleLine Capital LP (“DoubleLine”)

DoubleLine manages the Fixed Income Strategy for the Futures Evolution Fund. The Adviser, after consultation with the sub-adviser, allocates the Futures Evolution Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as core fixed income strategy, low duration strategy and opportunistic income strategy.

Core Fixed Income Sub-Strategy: In implementing the core fixed income sub-strategy, the sub-adviser allocates that portion of the Futures Evolution Fund’s investments to a variety of fixed income instruments. These include securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the sub-strategy’s assets that may be allocated to any of the above-listed securities.

The Futures Evolution Fund may invest in junk bonds, bank loans and assignments and credit default swaps of companies in the high yield universe. The sub-adviser allocates the high yield portfolio holdings broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. High yield portfolio holdings are allocated broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The sub-adviser intends to allocate its high yield portfolio holdings broadly among industries and issuers in an attempt to reduce the impact of negative events for an industry or issuer.

877.772.5838	www.altegris.com	22

The sub-adviser may invest a portion of the assets allocated to the core fixed income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.

The sub-adviser uses a controlled risk approach which includes consideration of:

•	security selection within a given sector,
•	relative performance of the various market sectors,
•	the shape of the yield curve, and
•	fluctuations in the overall level of interest rates.

The sub-adviser also utilizes active asset allocation in managing the sub-strategy’s investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the sub-strategy’s exposure to interest rate risk. The sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

Low Duration Sub-Strategy: In implementing the low duration sub-strategy, the sub-adviser seeks current income by investing principally in debt securities of any kind. Under this sub-strategy, the Futures Evolution Fund may invest without limit in MBS of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations as well as those of private issuers not subject to any guarantee. Generally, MBS consist of government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Futures Evolution Fund may also invest in corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The Futures Evolution Fund may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies.

The sub-adviser will normally seek to construct a low duration sub-strategy investment portfolio for the Futures Evolution Fund with a dollar-weighted average effective duration of three years or less. Effective duration is a measure of the portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.

In managing the Futures Evolution Fund’s investments, the sub-adviser portfolio manager typically uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•	security selection within a given sector,
•	relative performance of the various market sectors,
•	the shape of the yield curve, and
•	fluctuations in the overall level of interest rates.

Under normal circumstances, the low duration sub-strategy assets are invested primarily in fixed income and other income-producing instruments rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or the equivalent by any other NRSRO) and in unrated securities considered by the sub-adviser to be of comparable credit quality. However, Low Duration sub-strategy assets may include up to 50% in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the sub-adviser to be of comparable credit quality.

The sub-adviser may seek to manage the dollar-weighted average effective duration of the Futures Evolution Fund’s low duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).

The Futures Evolution Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Futures Evolution Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Futures Evolution Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Futures Evolution Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

877.772.5838	www.altegris.com	23

Opportunistic Income Sub-Strategy: In implementing the opportunistic income sub-strategy, the sub-adviser allocates that portion of the Futures Evolution Fund’s investments to fixed income instruments and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). This sub-strategy’s investments may include substantial investments in MBS, including non-agency residential MBS. These investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the sub-adviser’s careful screening will it be added to this sub-strategy portfolio.

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

Under each sub-strategy, portfolio securities and derivatives may be sold at any time. Sales may occur when the sub-adviser portfolio manager determines to take advantage of a better investment opportunity because the portfolio manager believes the portfolio securities or derivatives no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer, or the individual security or derivative has reached the portfolio manager’s sell target.

ALTEGRIS GSA TREND STRATEGY FUND – SUB-ADVISER AND STRATEGY

GSA Capital Partners (“GSA”)

GSA has been engaged as a sub-adviser to both the GSA Trend Strategy Fund and the Managed Futures Fund (collectively, the “Fund” for purposes of this description) and the Adviser has delegated to GSA the management of the Trend strategy on behalf of the Fund. The Trend strategy seeks to deliver absolute returns for the Fund through a range of quantitative algorithms designed to exploit directional trends in global financial markets. In doing so, the strategy employs a range of statistical signals and filters that seek to capture medium-term trends in global futures and forwards markets, and to capitalize on them through a systematic investment process in a variety of financial instruments across multiple asset classes. This is accomplished by parsing and filtering voluminous, real-time market data (through computers applying statistical and mathematical algorithms and programs to the data) to isolate and identify specific price trends and patterns. Each individually identified trend or pattern in each type of asset class is a “signal”, and signals for each asset class are then combined to culminate in the identification of a trend (such as detecting momentum of prices in an upward or downward direction). Each of the many individual trends identified within the universe of asset classes upon which futures contracts are traded acts as a potential predictor of future returns of the asset class. These signals are adjusted to account for volatility in global markets over time. Based on the signals, the Fund’s Trend strategy portfolio is constructed and trades are executed (with further adjustments made to trade allocations in order to address portfolio risk, diversification and expected returns in each asset class).

The Fund’s Trend strategy currently trades more than 100 types of futures contracts and 17 various forwards contracts across four primary asset classes: equities, commodities, fixed income and currencies. The number of contracts may increase or decrease from time to time. Specific sub-sets of these asset classes will encompass equity securities, spot currencies and forward foreign exchange contracts, government and corporate debt securities, interest rate instruments, stock indices, precious metals and traditional and base industrial commodities. Specific types of instruments that the Fund may purchase across these asset classes will include, among others, (i) forward and futures contracts (as noted above), (ii) covered and uncovered options on futures or securities, (iii) swap transactions involving equity securities or other instruments, (iv) commodity spot market contracts, (v) contracts for differences, (vi) interest rate, volatility and credit derivatives; and (vii) foreign exchange forward contracts. These instruments may be listed or unlisted and rated or unrated, and derivative instruments may be exchange-traded or bought and sold over-the-counter.

In constructing the Trend strategy portfolio, GSA aims to maximize the strategy’s “information ratio” by allocating risk among managed futures positions primarily among four asset categories – equities, commodities, fixed income and currencies – although the portfolio will not be exclusive to only these asset classes. The “information ratio” for the Trend strategy portfolio is a measure composed of multiple factors that impact how GSA will allocate the portfolio among asset classes, and takes into consideration factors including (i) the signals generated and relative weightings of signals within an asset class; (ii) volatility within an asset class, (iii) correlations among asset classes traded, and (iv) trading costs. In managing the Trend strategy portfolio, GSA expects to rebalance it daily, although not every change in signals or a change in volatility will trigger an additional trade or putting on of a position. GSA’s Trend strategy portfolio construction process also imposes various limits on the sizing of positions relative to each asset class trading volume, in an effort to maintain overall strategy liquidity.

GSA monitors the signals generated by the trading model to prevent trading unless the signals are significant to justify new or modified positions in the portfolio, which GSA believes is prudent in managing transaction costs. The Trend strategy also benefits from GSA’s centralized monitoring technologies across the portfolio, which include (i) automation of task schedules, including a system to raise and escalate alerts should any tasks fail to run as expected; (ii) a range of real-time risk limits automatically monitored by GSA’s trade routing system; and (iii) use of graphical user interfaces for monitoring the portfolio, which provides GSA’s research team interactive analytics for drilling down in real-time on the portfolio’s performance and execution statistics. The breadth of contracts traded across varied asset classes, and the anticipated volume of identified trends, and in turn trade signals generated by the Trend strategy, will generate high trading and turnover levels within the Trend strategy portfolio at times.

877.772.5838	www.altegris.com	24

Prior Performance of Trend Strategy Managed by GSA. GSA manages the GSA Trend Strategy, an investment strategy with substantially similar objectives and strategies to the Trend strategy that is managed by GSA as sub-adviser to the Fund.

The following tables set forth performance data relating to the historical performance of the GSA Trend Strategy, which represents the composite performance of all accounts managed by GSA having investment objectives, policies, strategies and risks substantially similar to those employed by GSA as sub-adviser in respect of the Trend strategy. These accounts include a private fund account managed by GSA, which is the longest running account included in the performance data shown below, and other GSA client accounts that pursue the GSA Trend Strategy. The data, which has been provided by GSA, is intended to illustrate the past performance of GSA in managing the GSA Trend Strategy, a substantially similar investment strategy to the Fund’s Trend strategy. The performance data below is measured against the SG Trend Index and does not represent the performance of the Fund.

The composite performance data of the GSA Trend Strategy is presented on an adjusted (i.e., pro forma) basis to reflect performance as adjusted for the fees and expenses as applicable to Class I Shares of the Fund, subject to the Fee Waiver, but exclusive of any Acquired Fund Fees and Expenses, rather than presented to reflect the fees and expenses as actually apply to the various accounts managed by GSA that comprise the composite performance. The GSA Trend Strategy, as managed for GSA’s other managed accounts, is not subject to the various diversification requirements, specific tax restrictions and limitations on the amount of leverage employed (and corresponding requirements to segregate assets to cover leveraged investments), and other investment limitations which are imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Code. Consequently, the performance results for other accounts managed by GSA pursuant to its GSA Trend Strategy could have been adversely affected if the strategy had been operated as a registered investment company under the federal securities laws. The method used to calculate the performance of the other accounts managed pursuant to GSA’s Trend Strategy differs from the Securities and Exchange Commission’s standardized method of calculating performance, and may produce different results.

As noted above, the adjusted (i.e., pro forma) performance presented below reflects on a composite basis the performance of GSA’s Trend Strategy, as adjusted for fees and expenses attributable to Class I shares of the Fund. If such performance had been presented based on the estimated fees and expenses of Class A or Class N shares of the Fund, returns would have been lower. You should not consider the past performance of the GSA Trend Strategy, as represented in the tables below, as being indicative of the future performance of the Fund. The adjusted (i.e., pro forma) performance presented below for other accounts similarly-managed by GSA pursuant to its Trend Strategy is shown on a net basis, and the results include the reinvestment of dividends and capital gains.

The charts below show the (a) net monthly historical returns, (b) net annual historical returns and (c) and average annual historical performance, in each instance reflecting composite performance of other accounts traded by GSA pursuant to its Trend Strategy, for the periods shown, adjusted to reflect the fees and expenses of the Fund as described above. Rates of return are asset-weighted and calculated taking into account any changes in capital (i.e., adjusted for subscriptions and redemptions during the period) among the various accounts reflected within the composite performance presentation below.

Net Annual Returns*

Name	2013[1]	2014	2015	2016	2017[1]	2018	2019[1]
GSA Trend Strategy	2.18%	31.96%	14.67%	-2.98%	-3.64%	-8.44%	5.50%
SG Trend Index[2]	5.37%	19.70%	0.04%	-6.14%	2.20%	-8.11%	13.64%
Barclay CTA Index[3]	1.23%	7.61%	-1.50%	-1.23%	0.70%	-3.17%	6.18%
(1)	Partial year performance. GSA commenced trading its Trend Strategy September 2, 2013. Annual return data through September2019 for the GSA Trend Strategy, SG Trend Index and Barclay CTA Index (estimated in September 2019). GSA Trend Strategy Performance uses performance of Altegris GSA Trend Strategy starting April 1, 2017.
(2)	The Societe General (SG) Trend Index (f.k.a. SG Trend-Sub Index) is designed to track the 10 largest (by assets under management) trend following commodity trading advisors (CTAs) and be representative of the trend followers in the managed futures space. Managers must meet the following criteria must: (i) be open to new investment; (ii) report returns on a daily basis; (iii) be an industry recognized trend follower as determined at the discretion of the SG Index Committee; and (iv) exhibit significant correlation to trend following peers and the SG Trend Indicator. The SG Trend Indicator is a market-based performance indicator designed to have a high and stable correlation to the returns of trend following strategies. The SG Trend Index is equally weighted, and rebalanced and reconstituted annually.
(3)	The Barclay CTA Index is representative of the performance of the over 500 commodity trading advisors which are included in the calculation of the index for 2016. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year. To qualify for inclusion in the Barclay CTA Index, an advisor must have four years of prior performance history. Additional programs introduced by qualified advisors are not added to the index until after their second year. These restrictions, which offset the high turnover rates of advisors as well as their artificially high short-term performance records, improve the accuracy and reliability of the Barclay CTA Index.

Average Annual Performance*

For the period ending 9/30/19	GSA Trend Strategy	SG Trend Index	Barclay CTA Index
1 Year	1.73%	7.88%	4.55%
Since Inception[1]	5.65%	3.93%	1.54%
(1)	GSA commenced trading its Trend Strategy September 2, 2013.
*	Asset-weighted performance refers to the presentation of the returns of multiple accounts on a weighted average basis – meaning that the size of each account’s assets is factored into the relative weight each account’s performance represents within the overall composite (rather than using a simple arithmetic average for all accounts).
877.772.5838	www.altegris.com	25

Net Monthly Returns* – GSA Trend Strategy

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013[1,2]									-3.60%	0.34%	6.10%	-0.43%	2.18%
2014	-4.86%	1.53%	-0.20%	3.58%	1.35%	2.60%	-1.12%	4.48%	7.59%	0.63%	8.58%	4.66%	31.96%
2015	12.18%	0.11%	3.11%	-4.47%	1.96%	-3.97%	6.80%	-1.99%	3.37%	-3.07%	4.59%	-3.49%	14.67%
2016	6.66%	1.27%	-4.62%	-2.95%	-4.66%	7.85%	1.49%	-3.42%	2.30%	-4.46%	-0.88%	-0.60%	-2.98%
2017[2]	-0.91%	1.94%	-3.03%	-3.54%	-3.15%	-3.25%	1.12%	1.99%	-2.50%	5.68%	-0.21%	2.64%	-3.64%
2018	5.04%	-8.33%	-1.07%	-0.86%	-4.58%	-0.57%	0.00%	8.38%	-2.22%	-4.01%	-2.03%	2.53%	-8.44%
2019[3]	-7.75%	-2.80%	4.76%	5.38%	-1.02%	-0.92%	6.71%	9.11%	-6.66%				5.50%
(1)	GSA commented trading its Trend Strategy September 2, 2013.
(2)	Altegris GSA Trend Strategy Fund returns used starting April 1, 2017.
(3)	Partial year performance.

ALTEGRIS MANAGED FUTURES STRATEGY FUND – SUB-ADVISERS AND STRATEGIES

Crabel Capital Management, LLC (“Crabel”)

The Adviser has entered into a trading advisory agreement with Crabel to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to two separate strategies: the Crabel Advanced Trend Strategy and the Crabel Gemini Strategy. Crabel is entitled to receive a monthly trading fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Crabel is a Wisconsin limited liability company, with its principal place of business located at 10250 Constellation Boulevard, Suite 2650, Los Angeles, CA 90067. Crabel is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor (“CTA”) and a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacity. Crabel is also registered with the Securities and Exchange Commission as an investment adviser.

The Crabel Advanced Trend Strategy is a portfolio of systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments. The program aims to generate greater alpha and deliver a more competitive risk-adjusted return than the broader trend following industry. In pursuing this objective, Crabel employs multiple price-based strategies engineered to identify continuations in price movement. The strategy seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades throughout the portfolio, and effectively diversifying overall portfolio volatility across market sectors and geographic regions. The Crabel Gemini Strategy is a systematic portfolio of predominantly short holding period strategies designed to target market inefficiencies across a broadly diversified set of global futures and foreign exchange instruments with an average holding period of approximately 10 days. The portfolio is deliberately structured to provide low correlation to all asset classes and offers a unique source of returns with over 40 differentiated and stand-alone strategy frameworks composing the strategy. The program seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades throughout the portfolio, and effectively diversifying overall portfolio volatility across market sectors and geographic regions.

GSA Capital Partners (“GSA”)

For a complete biography for GSA, please see the above section, Altegris GSA Trend Strategy Fund Sub-Adviser and Strategy section.

Millburn Ridgefield Corporation (“Millburn”)

The Adviser has entered into an investment sub-advisory agreement with Millburn to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the Millburn Core Markets (“MCOR”) Strategy. Millburn is entitled to receive a monthly sub-advisory fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Millburn is a Delaware corporation located at 55 West 46th Street, 31st Floor, New York, NY. Millburn is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. Millburn is also registered with the SEC as an investment adviser. Millburn has been an approved swaps firm with the NFA since December 26, 2012.

Millburn’s MCOR strategy trades approximately 50 highly liquid global financial and commodity futures and FX forward markets. Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivative, fundamental and other quantitative data. Millburn’s MCOR strategy is 100% quantitative and systematic and utilizes a multi-factor approach and advanced statistical learning techniques. Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.

SUBSIDIARY: Although each Fund may make strategy investments directly, each will also execute its strategy, in part, by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary of the respective Fund. Dependent on the strategy(ies) being traded by its parent Fund, the Subsidiary will invest the majority of its assets in any combination of commodities and both financial and non-financial futures, Underlying Pools, (in respect of the Futures Evolution Fund), derivatives, structures products or other investments intended to serve as margin or collateral for derivatives positions, as necessary. By investing in commodities indirectly through its Subsidiary, each Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, each Subsidiary is expected to provide the relevant Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M

877.772.5838	www.altegris.com	26

requires, among other things, that at least 90% of a Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). A Fund will make investments in certain commodity-linked derivatives through its Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if a Fund invests in the derivative directly. With respect to income from a Fund’s investment in its Subsidiary, the Fund will rely upon Section 851(b) of the Code and rules thereunder to assure compliance with the limitations of the federal tax requirements of Subchapter M of the Code. Because each Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, each Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to a Fund may also include the Fund’s Subsidiary. Each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its related Fund, to the extent applicable.

Each Fund and its related Subsidiary are “commodity pools” under the U.S. commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). Compliance with new regulatory requirements could increase the Fund’s expenses.

TEMPORARY DEFENSIVE INVESTMENTS: To respond to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. Such investments may be inconsistent with a Fund’s principal investment strategies. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the Fund may not be able to achieve its investment objective.

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

The following risks may apply to a Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Pools, or its Subsidiary.

RISKS	FUTURES EVOLUTION	GSA TREND STRATEGY	MANAGED FUTURES
ABS, MBS and CMBS Risk	X
Changing Fixed Income Market Conditions	X		X
Commodity Risk	X	X	X
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Currency Risk	X		X
Defaulted Securities Risk			X
Derivatives Risk	X	X	X
Emerging Market Risk	X
Exchange Traded Fund and Closed-End Fund Risk	X		X
Extension Risk		X	X
Fixed Income Risk	X	X	X
Foreign Currency Risk	X	X	X
Foreign (Non-U.S.) Investment Risk	X	X	X
Inflation Indexed Bond Risk			X
Interest Rate Risk	X		X
Issuer-Specific Risk	X	X	X
Junk Bond Risk	X
Leverage Risk	X		X
Liquidity Risk	X	X	X
Loan Risk	X		X
Management Risk	X	X	X
Market Risk	X	X	X
Non-Diversification Risk		X
Options Risk	X		X
Other Investment Companies Risk	X
Portfolio Turnover Risk		X	X
Preferred Stock Risk	X
REIT Risk	X
Restricted Securities	X
Short Position Risk	X
Structured Products and Structures Notes Risk	X		X
Taxation Risk	X	X	X
Underlying Pool Risk	X
U.S. Government Securities Risk		X	X
Volatility Risk	X	X	X
Wholly-Owned Subsidiary Risk	X	X	X
877.772.5838	www.altegris.com	27

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions. MBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•	Prepayment, Extension and Redemption Risks: MBS reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. MBS are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. In addition, an MBS security may be subject to redemption at the option of the issuer. If an MBS held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, the risk increases that interest rates across the U.S. financial system may rise. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fun to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Commodity Risk: Each Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquid than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Counterparty Risk: A Fund may enter into various types of derivative contracts as described below in this section under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to a Fund.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments, resulting in losses to a Fund. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the respective Fund. Lower credit quality also may affect liquidity and make it difficult for the respective Fund or an Underlying Pool to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the defaulting Fund or an Underlying Pool to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists in foreign exchange or derivative contracts, because the counterparty may not be able or may choose not to perform under the contract. Investments in foreign currency contracts, or other over-the-counter derivative instruments (including options), involve credit risk with regard to the party with which it trades and also the risk of settlement default. These risks may differ materially from risks associated with transactions effected

877.772.5838	www.altegris.com	28

on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund or Underlying Pool to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent a Fund or an Underlying Pool deals with a limited number of counterparties, the respective Fund will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparties nor from concentrating any or all of its transactions with one counterparty except that each Funds does not invest more than 25% of its assets in derivatives with any one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. An Underlying Pool may also take short positions, through derivatives, if the Underlying Pool manager believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Underlying Pool sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Underlying Pool must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in Emerging Markets Countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Derivatives Risk: Futures, options, options on futures, swaps and structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by Underlying Pools may be subject to certain rules of the CFTC. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

•	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, if any, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the sub-advisers and certain Underlying Pools will employ nominal futures trading levels that will exceed their cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate its portfolio position when it would not be advantageous to do so in order to satisfy its swap obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify Funds’ potential for gain or loss and, therefore, amplify the effects of market volatility on the Funds’ share prices. To the extent that a Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. Furthermore, valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•	Liquidity Risk: Although it is anticipated that the derivatives traded by the Funds and Underlying Pools will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Funds or Underlying Pools from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading, day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.
877.772.5838	www.altegris.com	29

•	Risk of Options: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. Purchased put options may decline in value due to changes in value of the underlying reference asset.
•	Risk of Forward and Futures Contracts: The successful use of forward and futures contracts draws upon a Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect a Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•	Tax Risk: The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and be subject to future legislature, regulation or administrative pronouncements issued by the Code.

Emerging Market Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Exchange Traded Fund and Closed-End Fund Risk: Each of the Funds may invest in Exchange Traded Fund (“ETFs”), and the Futures Strategy Fund may also invest in Closed-End Funds (“CEFs”) as part of its principal investment strategies. ETFs and CEFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and CEFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs and CEFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF and CEF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and CEFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF and CEF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Each ETF and CEF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Extension Risk: Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk: When a Fund invest in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

877.772.5838	www.altegris.com	30

Foreign (Non-U.S.) Exchanges Risk: A portion of the derivatives trades made by Underlying Pools may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Inflation-Indexed Bond Risk: Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Interest Rate Risk: Interest rate risk refers to the change in value of debt instruments associated with increases in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to increases in interest rates than a fund with a shorter average portfolio duration. For example, the price of a bond fund with an average duration of eight years would generally be expected to fall approximately 8% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are extremely sensitive to interest rate changes. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of an Underlying Pool will be dependent on the success of the Managed Futures strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk: A Fund, directly or indirectly via the Subsidiary’s investments, or through gained exposure to Underlying Pools (via derivatives or structures products), will use derivatives to increase its long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage may cause an Underlying Pool to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage by an Underlying Pool may also result in higher indirect expenses of a Fund than those of mutual funds that do not invest in securities that use such techniques. With respect to investments in Underlying Pools, however, a Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations. The Fund’s use of swap contracts or futures contracts involves indirect leverage because swap contract payments are based upon notional value rather than the amount invested. To the extent that a Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

877.772.5838	www.altegris.com	31

Liquidity Risk: Certain Funds are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund or an Underlying Pool would be difficult to purchase or sell, possibly preventing the Fund or an Underlying Pool from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund or Underlying Pool to dispose of other investments at unfavorable times or prices in order to satisfy obligations. A portion of the Fund’s assets will be invested in the Underlying Pools, the securities of which may or may not be traded on public or electronic exchanges. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Loan Risk: Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Management Risk: The net asset value of a Fund change daily based on the performance of the securities and derivatives in which it invests. The Adviser’s and a sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a sub-adviser may also prove incorrect and may not produce the desired results. There can be no assurance that either the securities selected by the Adviser or a sub-adviser will produce positive returns.

Market Risk: The net asset value of a Fund will fluctuate based on changes in the value of the securities and swaps in which the Fund invests. The Fund invests in securities and swaps, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives, including those held by Underlying Pools (as applicable), may rise or fall because of economic or political changes and result in greater volatility for the Fund. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Non-Diversification Risk: As a non-diversified fund, the GSA Trend Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in Underlying Pools and ETFs that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Other Investment Companies Risk: Other investment companies are subject to their own expenses which will be indirectly paid by the Funds. The cost of investing in the Fund will be higher than the cost of investing directly in the other investment companies and may be higher than funds that invest directly in only stocks and bonds. Other investment companies are subject to their own specific risks, depending on the nature of the strategies they pursue.

Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs and mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

877.772.5838	www.altegris.com	32

Restricted Securities Risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk of Options: Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The value of options may be volatile and depends upon the value of the reference asset or assets.

Short Position Risk: The Fund’s long position could decline in value at the same time that the value of short positions held directly or indirectly (e.g., via exposure to an Underlying Pool) by the Fund increase, thereby increasing the Fund’s overall potential for loss. The Fund’s direct or indirect short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions, whether held directly or indirectly, is theoretically unlimited. The Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund (or an Underlying Pool it is exposed to) from closing out a short position at the most desirable time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Structured Products and Structures Notes Risk: There is a risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. Structured products include, among other things, fund-or equity-linked call options, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Structured products and structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the product or note may not correlate perfectly with the underlying assets, rate or index. Structured product and structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

•	Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default, (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
•	Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Investments in structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:
•	Leverage and Volatility Risk: Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss;
•	Liquidity Risk: Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations;
•	Tracking Risk: Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the Adviser’s expectations. Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track; and
•	Interest Rate Risk, Credit Risk and Market Risk: Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

877.772.5838	www.altegris.com	33

Taxation Risk: By investing in commodities indirectly through the Subsidiary, each Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received by from its investments, will be passed through to the Fund as ordinary income and reflected on shareholders’ tax Forms 1099 as such.

Underlying Pool Risk: The Altegris Futures Evolution Strategy Fund may invest a portion of its assets directly or gain exposure indirectly (through derivatives) in Underlying Pools. Investing through Underlying Pools entails a number of risks including:

•	Strategies Risk: Underlying Pools will employ various active strategies that will trade in one or a combination of: (a) futures, options, forwards or spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices; (b) equity securities; (c) fixed income securities; (d) foreign exchange instruments; and/or (e) financial derivative contracts including swaps or structured notes. Each Underlying Pool is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.
•	Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal.
•	Leverage and Volatility Risk: Each Underlying Pool normally uses leverage (through notional funding, as described below) to increase the level of its trading and its exposure to certain strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Fund may invest directly or gain exposure indirectly (through derivatives) in leveraged securities (shares of the Underlying Pools), the volatility and risk of loss by the Fund may also be magnified. With respect to investments in Underlying Pools, however, the Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations.
•	Notional Funding Risk: Underlying Pools may use a form of leverage often referred to as “notional funding” – that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example if an Underlying Pool manager wants the Underlying Pool to trade a $10,000,000 commodity futures portfolio (the “nominal trading level”) the Underlying Pool’s margin requirement may be $500,000. The Underlying Pool can either deposit $10,000,000 to “fully fund” the account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Pool’s assets and not from the Subsidiary or the respective Fund. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single investment manager to trade commodity futures on its behalf. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool’s futures trading account.
•	Cross Liability Risk: Underlying Pools in which the Funds invests directly or gain exposure to indirectly (through derivatives) may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate. Such potential cross-class liability will arise if the liabilities referable to one share class exceed the assets referable to that class, prompting the Underlying Pool, as issuer of the share classes, to satisfy the excess liabilities using assets referable to other share classes. In such Underlying Pools, share class designations do not offer protection for investors in one class of shares against creditors of the Underlying Pool or of any other share classes issued by the Underlying Pool.
•	Fees: Your cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to its manager. For certain Underlying Pools that primarily trade futures contracts, management fees may be based on the leveraged account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund’s expenses may, indirectly reflect performance fees paid by an Underlying Pool to a manager with positive investment performance, even if another Underlying Pool (which may employ the same manager), or the Fund overall, has negative returns.

877.772.5838	www.altegris.com	34

U.S. Government Securities Risk: Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by a Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls its Subsidiary. The investments of the Fund and its Subsidiary are both managed by the Fund’s Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure: A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information. The Funds may, from time to time, make available month-end portfolio holdings information on the website www.altegris.com, which may also include information about a Fund’s investments in securities of Underlying Pools, swaps, structured notes or other investments, and the investment managers accessed through such investments. If month-end portfolio holdings information is posted to the website, the information is expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request publicly available portfolio holdings schedules at no charge by calling 1-877-772-5838. The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, a Fund’s portfolio characteristics data; currency and sector exposures; a Fund’s asset class and instrument exposures; and a Fund’s performance attribution, by posting such information on the website www.altegris.com or upon reasonable request made to the Fund or the Adviser.

Cybersecurity: The computer systems, networks and devices used by each Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by each Fund and its service providers, systems, networks, or devices potentially can be breached. A Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

877.772.5838	www.altegris.com	35

MANAGEMENT

INVESTMENT ADVISER: Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio including through the sub-adviser. The Adviser is responsible for selecting each Fund’s sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, the Adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Pools and their managers, selection of swap or structured note counterparties, and oversight of the sub-adviser’s fixed income investments. The Adviser was established in 2010 for the purpose of advising mutual funds. As of June 30, 2019, the Adviser had approximately $2.3 billion in assets under management.

Distributed by Altegris Investments, Altegris Advisors is an affiliate of Altegris Investments. The asset management division of Artivest, Altegris Advisors is a CFTC-registered commodity pool operator, NFA member, and SEC registered investment adviser that sponsors and/or manages a platform of alternative investment products. All brokerage services are provided by Altegris Investments, LLC, a SEC-registered broker-dealer and member of FINRA/SIPC. An investment and technology solutions provider, Artivest is powering the future of alternative investing. The Artivest digital alternative investment platform connects a wider audience of suitable investors and their advisors with investment funds offered by premier alternative asset managers. Artivest remains privately held by its employees and renowned outside investors, including Aquiline Capital Partners, Genstar Capital, KKR, and Thiel Capital.

Pursuant to an advisory agreement between each Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of each Funds’ average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Futures Evolution Fund: During the fiscal year ended June 30, 2019, the Adviser earned $9,314,559 in advisory fees, of which $840,952 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.37% of the Fund’s average daily net assets.

GSA Trend Strategy Fund: During the fiscal period ended June 30, 2019, the Adviser earned $484,294 in advisory fees, of which $214,920 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.35% of the Fund’s average daily net assets, but received an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

Managed Futures Fund: During the fiscal year ended June 30, 2019, the Adviser earned $1,280,353 in advisory fees, of which $347,680 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.10% of the Fund’s average daily net assets.

Advisory Fee Breakpoint Table

(Futures Evolution and Managed Futures)

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

Advisory Fee Breakpoint Table

(GSA Trend)

Portion of Net Assets	Advisory Fee
$400 million and less	1.35%
Greater than $400 million	1.20%

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund as described in the Fund Summary, until at least October 31, 2020, to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed certain levels. Waived fees and absorbed expenses are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Futures Evolution Fund, GSA Trend Strategy Fund and Managed Futures Fund is available in the Fund’s annual shareholder report dated June 30, 2019.

877.772.5838	www.altegris.com	36

INVESTMENT ADVISER PORTFOLIO MANAGERS:

Matthew Osborne

Founder, Chief Investment Officer

Mr. Osborne is a Founder of the Adviser, and has served as its Chief Investment Officer since January 2016, and was previously its Executive Vice President from February 2010 to June 2015, and Co-President from June 2015, to January 2016. From July 2002 to December 2014, he also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of Altegris Clearing Solutions and, until December 2014, of Altegris Futures. Mr. Osborne brings more than 29 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the Adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Eric Bundonis, CFA

Director of Research and Sourcing

Mr. Bundonis has served as Director of Research and Sourcing of the Adviser since November 2014 and served as Vice President until July 2015. From February 2012 to November 2014, Mr. Bundonis was Co-Director of Research and Investments of the Adviser. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice President, Senior Research Analyst for an affiliate of the Adviser. Prior to joining the Adviser in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital’s investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Antolin Garza

Senior Research Analyst

With over 10 years of industry experience, Antolin Garza serves as Portfolio Manager and Senior Research Analyst for the Advisor. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative investment strategies. Mr. Garza has worked at the Adviser since 2012, and has previously served as Associate Vice President, Senior Research Analyst and Research Analyst for the Advisor. Prior to joining the Adviser, Mr. Garza served as Research Analyst, Hedge Funds at New England Pension Consultants (“NEPC”) from December 2010 to November 2012. As a member of the NEPC hedge fund research team, he was responsible for performing due diligence on credit-oriented and fund of hedge fund managers, writing commentary on manager strategies, and preparing investment analysis and recommendations for the Firm’s Investment Committee. In addition to research responsibilities, Mr. Garza assisted in constructing hedge fund portfolios for implementation by institutional clients. Mr. Garza served in various capacities, including Hedge Fund Portfolio Analyst and Portfolio Analyst, at NEPC beginning in September 2008. Prior to NEPC, he was employed by State Street Corporation as a Bank Loan Specialist in the Senior Loan Services Group. Mr. Garza received a BBA in Finance from the University of Texas, San Antonio.

SUB-ADVISERS AND SUB-ADVISERS’ PORTFOLIO MANAGERS:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND – SUB-ADVISER AND SUB-ADVISER PORTFOLIO MANAGERS

DoubleLine Capital LP:

DoubleLine Capital LP (“DoubleLine”®) is the Futures Evolution Fund’s investment sub-adviser and manages the Fixed Income strategies of such Fund. Founded in 2009, DoubleLine is located at 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071. DoubleLine is registered with the SEC and as of June 30, 2019 managed approximately $140 billion for individuals and institutions, including other mutual funds.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and DoubleLine with respect to the Futures Evolution Fund is available in the Fund’s annual shareholder report dated June 30, 2019.

Jeffrey E. Gundlach

Chief Executive Officer

Jeffrey E. Gundlach is the portfolio manager for the Fund’s sub-adviser. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of the sub-adviser since its inception in December 2009.

877.772.5838	www.altegris.com	37

ALTEGRIS GSA TREND STRATEGY FUND – SUB-ADVISER AND SUB-ADVISER PORTFOLIO MANAGER

GSA Capital Partners LLP:

GSA Capital Partners LLP (“GSA”), Stratton House 5 Stratton Street London W1J 8LA United Kingdom, serves as sub-adviser to GSA Trend and Managed Futures, and is responsible for the management of the portion of the Fund invested pursuant to the Trend strategy. GSA is and has been registered as an investment adviser with the SEC since January 2006, and as of June 30, 2019, managed approximately $7.2 billion for investment funds and client managed accounts clients.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and GSA with respect to the Fund in Fund’s annual report dated June 30, 2019.

Pavel Zhlobich, PhD

Research

Pavel Zhlobich joined GSA in November 2012, primarily focuses on futures strategy research, and serves as GSA’s lead researcher for the Trend strategy and Co-Head of Macro Strategies. Prior to joining GSA, he worked in the Operational Research and Optimisation Group at the University of Edinburgh’s School of Mathematics. Mr. Zhlobich holds a PhD and a master’s degree in Applied Mathematics from the University of Connecticut, as well as an undergraduate degree in Applied Physics and Mathematics from the Moscow Institute of Physics and Technology. Pavel has also co-authored a number of research papers, published in top academic journals in his field.

Chris Taylor

Co-Head of Macro Strategies

Chris Taylor joined GSA in October 2011, primarily focuses on systematic futures and currencies research, and serves as GSA’s Co-Head of Macro Strategies. Prior to joining GSA, he worked as a trader and quantitative researcher at Barclays Capital. Chris holds degrees in Applied Mathematics and Theoretical Physics from the University of Cambridge and has published research in leading physics journals.

ALTEGRIS MANAGED FUTURES STRATEGY FUND – SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

Crabel Capital Management, LLC:

Crabel Capital Management, LLC (“Crabel”), 10250 Constellation Boulevard, Suite 2650, Los Angeles, CA 90067, serves as sub-adviser to the Managed Futures Fund. Crabel is registered with the CFTC as a commodity trading advisor and became a member of the NFA in March 1987, and is registered as a commodity pool operator since January 1999. Crabel is also registered with the Securities and Exchange Commission as an investment adviser since March 2017 and manages approximately $3.5 billion for institutional clients including commodity pools and managed account clients. Information regarding the basis for the Board of Trustees’ approval of the trading advisory agreement between the Adviser and Crabel with respect to the Managed Futures Fund is available in the Fund’s annual report to shareholders, dated June 30, 2019.

Grant Jaffarian

Portfolio Manager

Grant Jaffarian graduated from Wheaton College, IL with a double major in Economics and English in 2001. In 2010 Mr. Jaffarian received an MBA from University of Chicago. Mr. Jaffarian began his career at a Belgium based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. Upon leaving Analytic Investment, Mr. Jaffarian founded Petra Intraday, a short term systematic emerging manager. In 2004, Mr. Jaffarian joined Efficient Capital Management, LLC where he served as Chief Investment Officer before departing in December 2012. Mr. Jaffarian founded AlphaTerra, LLC in April 2013 to work with the world’s most promising quant systematic trading strategies. In March 2014 AlphaTerra was acquired by Crabel Capital Management and Mr. Jaffarian assumed the role of Portfolio Manager for the Advanced Trend program. Mr. Jaffarian joined the Crabel Executive Committee in April 2016.

Michael Pomada

President and Chief Executive Officer

Michael Pomada, Co-Portfolio Manager of Crabel Gemini strategy and President and Chief Executive Officer of Crabel Capital Management, graduated from the University of California at Berkeley in 1997 and received his MBA from the University of Southern California with a concentration in investments and statistics. Mr. Pomada began his career in the Interactive Entertainment industry in Sales and Business Development. After completing his MBA, Mr. Pomada went to UBS before managing portfolios for Manchester Trading (Niederhoffer) & Coast Asset Management. Upon joining Crabel in April 2008, Mr. Pomada managed an equity portfolio while assisting in the oversight of Crabel Equity Main strategies. Mr. Pomada joined Crabel’s Executive Committee in June 2010 and became Chief Operating Officer in June 2011. Mr. Pomada took an active role in helping Mr. Crabel lead the overall business and in July 2016 he was promoted to CEO and President.

877.772.5838	www.altegris.com	38

Steve Wisdom

Portfolio Manager

Steve Wisdom, Co-Portfolio Manager of the Crabel Gemini strategy, graduated from Harvard College with a BA in Philosophy in 1983 with a focus on symbolic logic, and coursework in Math, Applied Math, Finance and Economics. Prior to joining Crabel in January 2008, Mr. Wisdom was COO of Manchester Trading (Niederhoffer), with broad responsibility for trader management and development, research direction and oversight, technology and infrastructure, client and broker relations, and day-to-day derivatives trading and position management, during 2003-2007, 1990-1997 and 1983-1987. Prior to rejoining Manchester Trading in 2003, Mr. Wisdom developed systematic and automated US equity trading strategies and tools at Deephaven Fund from 2000 to 2002, he traded futures, forex and energy markets for proprietary accounts of Societe Generale from 1998 to 1999, and he developed and implemented research and trading strategies at Trout Trading from 1988 to1989. Mr. Wisdom joined Crabel’s Executive Committee in June 2010.

GSA Capital Partners (“GSA”)

For a complete biography for GSA, please see the above section, Altegris GSA Trend Strategy Fund Sub-Adviser and Sub-Adviser Portfolio Management.

Millburn Ridgefield Corporation:

Millburn Ridgefield Corporation (“Millburn”), 55 West 46th Street, 31st Floor, New York, NY, serves as sub-adviser to the Managed Futures Fund. Millburn has been registered as a CTA and a CPO with the CFTC since September 13, 1984 and July 1, 1982, respectively, and is a member of the NFA in those capacities. Millburn is also a registered investment adviser with the SEC since March 2002 and, as of June 30, 2019, managed approximately $7.2 billion in registered and unregistered pooled investment vehicles and managed accounts. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Millburn with respect to the Managed Futures Fund is available in the Fund’s latest annual report to shareholders dated June 30, 2019.

Barry A. Goodman

Co-Chief Executive Officer and Executive Director of Trading

Mr. Goodman is Co-Chief Executive Officer and Executive Director of Trading of Millburn Ridgefield Corporation and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. Mr. Goodman plays an integral role in business and product development, and in the strategic direction of the firm as a whole. Mr. Goodman joined Millburn Ridgefield Corporation (including its former affiliates, The Millburn Corporation and Millburn Partners) in November 1982 as Assistant Director of Trading, and thereafter served as Executive Vice-President of Millburn Ridgefield Corporation and The Millburn Corporation until November 1, 2015. Mr. Goodman has since served as Co-Chief Executive Officer and Executive Director of Trading of both entities with his affiliation with The Millburn Corporation ceasing on December 31, 2018 upon the merger of The Millburn Corporation into Millburn Ridgefield Corporation. His responsibilities include overseeing the firm’s trading operations and managing its trading relationships, as well as the design and implementation of trading systems. From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E. F. Hutton & Co., Inc. (“E.F. Hutton”). At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to futures markets. Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics. Mr. Goodman has also served as President and a Director of each of Millburn International, LLC (formed on November 18, 2010) and Millburn Asia, LLC (formed November 3, 2014) (together, “Millburn International Group”) since its inception.

Grant N. Smith

Co-Chief Executive Officer and Chief Investment Officer

Mr. Smith is Co-Chief Executive Officer and Chief Investment Officer of Millburn Ridgefield Corporation and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm. He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975. While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management. He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn Ridgefield Corporation, and its affiliates since that time. Mr. Smith served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation until November 1, 2015 and as the Director of Research of both such entities until May 31, 2016. He has since served as the Co-Chief Executive Officer and Chief Investment Officer of both entities with his affiliation with The Millburn Corporation ceasing on December 31, 2018 upon the merger of The Millburn Corporation into Millburn Ridgefield Corporation. He has also served as a Director of each entity of Millburn International Group since inception, where he, along with the other Directors of each of those entities, is responsible for its overall management.

Harvey Beker

Co-Chairman

Mr. Beker is Co-Chairman of Millburn Ridgefield Corporation and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975. From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies. From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and brokerage and securities firm of Clayton Brokerage Co. of St. Louis. Mr. Beker joined The Millburn Corporation since June 1978. He initially served as the Director of Operations for its affiliate, Millburn Partners, and most recently thereafter served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and Chairman and Chief Executive Officer of The Millburn Corporation until November 1, 2015. During his tenure at Millburn Ridgefield Corporation (including its former affiliates, Millburn Partners and ComminVest), he has been instrumental in the development of the research, trading and operations areas.

877.772.5838	www.altegris.com	39

George E. Crapple

Co-Chairman

Mr. Crapple is Co-Chairman of Millburn Ridgefield Corporation and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. In 1966, Mr. Crapple graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa. In 1969, he graduated from Harvard Law School, magna cum laude, where he was a member of the Harvard Law Review. He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1, 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law. He was first associated with Millburn Ridgefield Corporation in June 1976 and joined Millburn Ridgefield Corporation (including its affiliates, The Millburn Corporation, Millburn Partners and ComminVest) on April 1, 1983 on a full-time basis. Mr. Crapple ceased his employment with The Millburn Corporation effective May 31, 2011 and his position as Co-Chief Executive Officer of Millburn Ridgefield Corporation as of November 1, 2015. He became a partner in ShareInVest in April 1984. Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the NFA, past Chairman of the hedge fund industry group, the Managed Funds Association (the “MFA”), a former member of the Global Markets Advisory Committee of the CFTC and is a former member of the board of directors of the Futures Industry Association. Mr. Crapple has also served as the Co-Chairman of each entity of Millburn International Group since its inception.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund, and the same additional information about the sub-adviser’s portfolio managers.

INVESTMENT SUBSIDIARY

Each of the Funds may invest up to 25% of its total assets in its respective Subsidiary. In each case, the Subsidiary will invest the majority of its assets in derivatives, structured products and/or other financial instruments, or investments intended to serve as margin or collateral for derivatives positions as required. Each Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is the sole shareholder of its Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with each Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides each Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with each Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the related Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to each Fund.

Each Fund pays the Adviser a fee for its services. The Adviser is currently waiving any fee from the Subsidiaries and the Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by the Fund’s Subsidiary. This undertaking will continue in effect for so long as a Fund invests in a Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Trust’s Board of Trustees for such termination. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that each Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and a Subsidiary will not be material.

Each Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the related Fund. As a result, the Adviser is subject to the same investment policies and restrictions that apply to the management of such Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the Funds’ Statement of Additional Information (“SAI”). The Trust’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board regarding a Subsidiary’s compliance with its policies and procedures.

The financial statements of each Subsidiary will be consolidated in the relevant Fund’s financial statements which are included in each Fund’s annual and semi-annual reports. Each Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

877.772.5838	www.altegris.com	40

HOW FUND SHARES ARE PRICED

The net asset value and offering price (NAV plus any applicable sales charges) of each class of shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Investments primarily traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If the investment is not traded on an exchange, investments will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Investments made pursuant to the Managed Futures strategy, which include swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles, swap contracts, structured notes or other investments or derivatives will be valued according to such fair value procedures. If market quotations are otherwise not readily available, or deemed unreliable for an investment, or if an investment’s value may have been materially affected by events occurring after the close of a market on which the investment principally trades, but before the Fund calculates its NAV, investments will be valued at their fair market value as determined in good faith by the Adviser and/or relevant sub-adviser in accordance with such procedures approved by the Board. In this respect, the Adviser and/or sub-adviser participate in the valuation process by preparing the fair valuation for any such investments as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator, auditors, and in some cases certain service providers to the issuers of investments subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the Adviser and/or sub-adviser, the Fund’s administrator, and the Board.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of an issuer on an as-needed basis to assist in determining an investment-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for a Fund. In computing the NAV, each Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in a Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value. For example, if trading in a portfolio investment is halted and does not resume before the Fund calculates its NAV, the Adviser and/or sub-adviser may need to price the investment using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value, from the price that may be realized upon the actual sale of the investment, or from market prices when they become available.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by a Fund, a Subsidiary, an Underlying Pool or other investment vehicle accessed by a Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

877.772.5838	www.altegris.com	41

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes the following share classes offered by the Fund: Class A, Class C, Class I and Class N for Futures Evolution, Class A, Class I and Class N for GSA Trend Strategy Funds, and Class A, Class C, Class I and Class O for Managed Futures Fund. Under this Prospectus, each Fund offers four classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum initial investment. Class A, Class N and Class O shares pay an annual distribution fee of 0.25% of average daily net assets attributable to those share classes, and Class C shares pay an annual distribution fee of up to 1.00% of average daily net assets attributable to that share class – for distribution and shareholder servicing expenses pursuant to the Trust’s Master Distribution and Shareholder Servicing Plans adopted pursuant to Rule 12b-1. Class I shares do not pay such fees. Class A shares are subject to a sales load on all purchases of up to 5.75%; Class C shares are subject to a contingent deferred sales load of 1.00%; and Class I, Class N and Class O shares are not subject to a sales charge. For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees on page 51 of this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution and/or shareholder servicing fees of 0.25% on an annualized basis of the average daily net assets of Class A shares. The 12b-1 fees are accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of a Fund, unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

877.772.5838	www.altegris.com	42

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor),
•	shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs, and
•	shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of a Fund will depend on whether you purchase your Class A Shares directly from the a Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

Effective April 10, 2017, shareholders purchasing Class A Shares of a Fund through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged for Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
877.772.5838	www.altegris.com	43

Effective July 1, 2018, shareholders purchasing Class A Shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than disclosed elsewhere in this Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

877.772.5838	www.altegris.com	44

Class N Shares

Class N shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N Shares is $2,500 and the minimum subsequent investment is $250.

Class O Shares

Class O shares of the Managed Futures Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class O shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class O shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class O shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class O Shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Fund’s Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address, addressed to the appropriate Fund:

via Regular Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND ALTEGRIS GSA TREND STRATEGY FUND ALTEGRIS MANAGED FUTURES STRATEGY FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154

or Overnight Mail:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

ALTEGRIS GSA TREND STRATEGY FUND

ALTEGRIS MANAGED FUTURES STRATEGY FUND

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

877.772.5838	www.altegris.com	45

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-772-5838 for more information about the Fund’s Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by a Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good Order” means your purchase request includes:

• the name of the Fund and share class,

• the dollar amount of shares to be purchased,

• a completed purchase application or investment stub, and

• check payable to the applicable Fund.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

877.772.5838	www.altegris.com	46

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the relevant Fund:

via Regular Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND ALTEGRIS GSA TREND STRATEGY FUND ALTEGRIS MANAGED FUTURES STRATEGY FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154

or Overnight Mail:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

ALTEGRIS GSA TREND STRATEGY FUND

ALTEGRIS MANAGED FUTURES STRATEGY FUND

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

The Fund typically expects that it will take up to 7 days following the redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order”. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.”
To be in “Good Order”, the following conditions must be satisfied:

• The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

• the request must identify your account number;

• the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

• if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

877.772.5838	www.altegris.com	47

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You request a redemption to be made payable to a person not on record with the Fund,
•	you request that a redemption be mailed to an address other than that on record with the Fund,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below the following amounts per share class:

Class Minimum	A	C	I	N	O
Futures Evolution Fund	$2,500	$5,000	$1,000,000	$2,500	N/A
GSA Trend Strategy Fund	$2,500	$5,000	$1,000,000	$2,500	N/A
Managed Futures Fund	$2,500	$5,000	$1,000,000	N/A	$2,500

A Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the relevant Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

877.772.5838	www.altegris.com	48

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Funds can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”,
•	Rejecting or limiting specific purchase requests,
•	Rejecting purchase requests from certain investors, and
•	Assessing a redemption fee for short-term trading made within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

877.772.5838	www.altegris.com	49

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. Purchasing a Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

877.772.5838	www.altegris.com	50

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C, Class N and Class O shares, respectively (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act, pursuant to which each Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund’s average daily net assets attributable to the respective class of shares. Class I does not have a Plan.

Class	A	C	N	O
12b-1 Fee	0.25%	1.00%	0.25%	0.25%

The distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of a Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES: The distributor, its affiliates, and the Funds’ adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to any Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include broker-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by a Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

HOUSEHOLDING: To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-772-5838 on days the Funds are open for business or contact your financial institution. The relevant Fund will begin sending you individual copies thirty days after receiving your request.

877.772.5838	www.altegris.com	51

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information below for the periods ended June 30, 2019, 2018, 2017, 2016, and 2015 has been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, whose report is included in the Fund’s annual report along with the Fund’s financial statements. The information for the fiscal year ended September 30, 2014 was audited by another independent registered public accounting firm. The annual report is available upon request.

Altegris Futures Evolution Strategy Fund Class A(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018 ^		2017 ^	2016 ^	2015* ^		2014 ^

Net asset value, beginning of year/ period	$ 9.82		$9.37		$10.84	$10.68	$10.73		$9.25

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.11		0.09		0.12	0.15	0.11		0.10
Net realized and unrealized gain/(loss) on investments	(0.17)		0.48		(0.90)	0.82	1.06		1.53
Total from investment operations	(0.06)		0.57		(0.78)	0.97	1.17		1.63

Less distributions from:
Net investment income	(0.45)		(0.12)		(0.69)	(0.81)	(1.22)		(0.15)
Total distributions	(0.45)		(0.12)		(0.69)	(0.81)	(1.22)		(0.15)

Redemption fees collected(3)	0.00		0.00		0.00	0.00	0.00		0.00

Net asset value, end of period	$ 9.31		$9.82		$9.37	$10.84	$10.68		$10.73

Total return(4)	(0.52	)%(6)	6.06	%(6)	(7.36)%	9.63%	11.02	%(5)	(17.79)%

Net assets, at end of year/ period (000s)	$ 21,669		$40,624		$59,411	$100,131	$59,517		$30,795

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	2.08%		2.00%		1.99%	1.97%	1.98	%(8)	2.08%
Ratio of net expenses to average net assets(10)	1.94%		1.94%		1.94%	1.94%	1.94	%(8)	1.94%
Ratio of net investment income to average net assets(11)	1.17%		0.94%		1.14%	1.36%	1.27	%(8)	1.04%

Portfolio Turnover Rate	64%		53%		77%	59%	68	%(5)	97%

*	For the period October 1, 2014 through June 30, 2015.
^	Consolidated.
(1)	Class A commenced operations on October 31, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	2.08%	2.00%	1.99%	1.97%	198	%(8)	2.08%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	1.94%	1.94%	1.94%	1.94	%(8)	1.94%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	1.17%	0.92%	1.13%	1.32%	1.26	%(8)	1.04%

877.772.5838	www.altegris.com	52

Altegris Futures Evolution Strategy Fund Class C(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,	June 30,		June 30,	June 30,	June 30,		September 30,
	2019	2018 ^		2017 ^	2016 ^	2015* ^		2014 ^

Net asset value, beginning of period	$ 9.75	$9.31		$10.78	$10.57	$10.63		$9.18

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.04	0.02		0.04	0.07	0.04		0.03
Net realized and unrealized gain/(loss) on investments	(0.18)	0.47		(0.88)	0.83	1.07		1.50
Total from investment operations	(0.14)	0.49		(0.84)	0.90	1.11		1.53

Less distributions from:
Net investment income	(0.31)	(0.05)		(0.63)	(0.69)	(1.17)		(0.08)
Total distributions	(0.31)	(0.05)		(0.63)	(0.69)	(1.17)		(0.08)

Redemption fees collected(3)	0.00	0.00		0.00	0.00	0.00		0.00

Net asset value, end of year/period	$ 9.30	$9.75		$9.31	$10.78	$10.57		$10.63

Total return(4)	(1.42)%	5.26	%(6)	(8.02)%	8.93%	10.46	%(5)	(16.82)%

Net assets, at end of year/period (000s)	$ 15,878	$22,237		$31,270	$33,831	$20,459		$7,274

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	2.83%	2.75%		2.74%	2.72%	2.73	%(8)	2.83%
Ratio of net expenses to average net assets(10)	2.69%	2.69%		2.69%	2.69%	2.69	%(8)	2.69%
Ratio of net investment income to average net assets(11)	0.45%	0.18%		0.40%	0.62%	0.52	%(8)	(0.29)%

Portfolio Turnover Rate	64%	53%		77%	59%	68	%(5)	97%

*	For the period October 1, 2014 through June 30, 2015.
^	Consolidated.
(1)	Class C Shares commenced operations on February 16, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	2.83%	2.75%	2.74%	2.72%	2.73	%(8)	2.83%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	2.69%	2.69%	2.69%	2.69%	2.69	%(8)	2.69%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	0.45%	0.17%	0.39%	0.58%	0.52	%(8)	(0.29)%

877.772.5838	www.altegris.com	53

Altegris Futures Evolution Strategy Fund Class I(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018^		2017^	2016^	2015*^		2014^

Net asset value, beginning of year/period	$9.80		$9.36		$10.82	$10.70	$10.75		$9.27

Income/(loss) from investment operations:
Net investment income(2)	0.14		0.12		0.14	0.17	0.13		0.13
Net realized and unrealized gain/(loss) on investments	(0.17)		0.46		(0.88)	0.83	1.06		1.53
Total from investment operations	(0.03)		0.58		(0.74)	1.00	1.19		1.66

Less distributions from:
Net investment income	(0.50)		(0.14)		(0.72)	(0.88)	(1.24)		(0.18)
Total distributions	(0.50)		(0.14)		(0.72)	(0.88)	(1.24)		(0.18)

Redemption fees collected(3)	0.00		0.00		0.00	0.00	0.00		0.00

Net assets, at end of year/period	$9.27		$9.80		$9.36	$10.82	$10.70		$10.75

Total return(4)	(0.24	)%(6)	6.22	%(6)	(7.05)%	9.94%	11.20	%(5)	(18.07	)%(6)

Net assets, at end of year/period (000s)	$424,680		$515,569		$379,132	$353,331	$344,564		$201,388

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	1.83%		1.75%		1.74%	1.72%	1.74	%(8)	1.83%
Ratio of net expenses to average net assets(10)	1.69%		1.69%		1.69%	1.69%	1.69	%(8)	1.69%
Ratio of net investment income to average net assets(11)	1.45%		1.20%		1.41%	1.57%	1.51	%(8)	1.29%

Portfolio Turnover Rate	64%		53%		77%	59%	68	%(5)	97%

*	For the period October 1, 2014 through June 30, 2015.
^	Consolidated.
(1)	Class I commenced operations on October 31, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	1.83%	1.75%	1.74%	1.72%	1.74	%(8)	1.83%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.69%	1.69%	1.69%	1.69%	1.69	%(8)	1.69%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	1.45%	1.19%	1.40%	1.53%	1.50	%(8)	1.29%

877.772.5838	www.altegris.com	54

Altegris Futures Evolution Strategy Fund Class N(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018^		2017^	2016^	2015*^		2014^

Net asset value, beginning of year/ period	$ 9.82		$9.37		$10.84	$10.67	$10.72		$9.25

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.11		0.09		0.12	0.14	0.11		0.10
Net realized and unrealized gain/(loss) on investments	(0.19)		0.48		(0.90)	0.83	1.06		1.52
Total from investment operations	(0.07)		0.57		(0.78)	0.97	1.17		1.62

Less distributions from:
Net investment income	(0.45)		(0.12)		(0.69)	(0.80)	(1.22)		(0.15)
Total distributions	(0.45)		(0.12)		(0.69)	(0.80)	(1.22)		(0.15)

Redemption fees collected(3)	0.00		0.00		0.00	0.00	0.00		0.00

Net asset value, end of period	$ 9.30		$9.82		$9.37	$10.84	$10.67		$10.72

Total return(4)	(0.62)	%(6)	6.07	%(6)	(7.35)%	9.71%	11.04	%(5)	(17.69)%

Net assets, at end of period (000s)	$ 80,032		$90,121		$90,042	$97,811	$67,179		$43,434

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	2.08%		2.00%		1.99%	1.97%	1.99	%(8)	2.08%
Ratio of net expenses to average net assets(10)	1.94%		1.94%		1.94%	1.94%	1.94	%(8)	1.94%
Ratio of net investment income to average net assets(11)	1.21%		0.95%		1.15%	1.33%	1.27	%(8)	(1.04)%

Portfolio Turnover Rate	64%		53%		77%	59%	68%		97%

*	For the period October 1, 2014 through June 30, 2015.
^	Consolidated.
(1)	Class N commenced operations on October 31, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	2.08%	2.00%	1.99%	1.97%	1.99	%(8)	2.08%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	1.94%	1.94%	1.94%	1.94	%(8)	1.94%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	1.21%	0.93%	1.13%	1.29%	1.26	%(8)	1.04%
877.772.5838	www.altegris.com	55

Altegris GSA Trend Strategy Fund Class A(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Year Ended		Year Ended	Period Ended
	June 30,		June 30,	June 30,
	2019		2018	2017

Net asset value, beginning of period	$ 8.68		$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss(2)	(0.05)		(0.20)	(0.11)
Net realized and unrealized loss on investments	(0.03)		(0.05)	(0.96)
Total from investment operations	(0.08)		(0.25)	(1.07)

Redemption fees collected(3)	0.00		0.00	0.00

Net asset value, end of period	$ 8.60		$8.68	$8.93

Total return(4)	(0.92)	%(11)	(2.80)%	(10.70	)%(5)

Net assets, at end of year/ period(12)	$ 9		$9	$9

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets(6,8)	2.45%		3.01%	1.85	%(7)
Ratio of net expenses to average net assets(9)	2.45%		3.01%	1.85	%(7)
Ratio of net investment loss to average net assets(10)	(1.39)%		(2.15)%	(1.85	)%(7)

Portfolio Turnover Rate	0%		0%	0	%(5)

(1)	Class A commenced operations on March 17, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(7)	Annualized for periods less than one full year.

(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AGSAT Fund Limited(6)	2.45%	3.01%	1.85	%(7)
(9)	Ratio of net expenses to average net assets excluding the expenses and income of AGSAT Fund Limited	2.45%	3.01%	1.85	%(7)
(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AGSAT Fund Limited	(1.39)%	(2.15)%	(1.85	)%(7)

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(12)	Actual net assets

877.772.5838	www.altegris.com	56

Altegris GSA Trend Strategy Fund Class I(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2019	2018	2017

Net asset value, beginning of year/ period	$ 8.71	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss(2)	(0.03)	(0.10)	(0.03)
Net realized and unrealized loss on investments	(0.04)	(0.12)	(1.04)
Total from investment operations	(0.07)	(0.22)	(1.07)

Redemption fees collected(3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.64	$8.71	$8.93

Total return(4)	(0.80)%	(2.46)%	(10.70	)%(5)

Net assets, at end of period (000s)	$ 1,749	$2,824	$8,981

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets(6,8)	2.20%	2.11%	2.34	%(7)
Ratio of net expenses to average net assets(9)	1.60%	1.60%	1.60	%(7)
Ratio of net investment loss to average net assets(10)	(0.40)%	(1.04)%	(1.23	)(7)

Portfolio Turnover Rate	0%	0%	0	%(5)

(1)	Class I shares commenced operations on March 17, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(7)	Annualized for periods less than one full year.

(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:(6)	2.20%	2.11%	2.34	%(7)
(9)	Ratio of net expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:	1.60%	1.60%	1.60	%(7)
(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AGSAT Fund Limited:	(0.40)%	(1.04)%	(1.27	)%(7)

877.772.5838	www.altegris.com	57

Altegris GSA Trend Strategy Fund Class N(1)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2019	2018	2017

Net asset value, beginning of year/period	$ 8.67	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss(2)	(0.06)	(0.11)	(0.04)
Net realized and unrealized loss on investments	(0.03)	(0.15)	(1.03)
Total from investment operations	(0.09)	(0.26)	(1.07)

Redemption fees collected(3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.58	$8.67	$8.93

Total return(4)	(1.04)	(2.91)%	(10.70	)%(5)

Net assets, at end of year/period (000s)	$ 28,459	$37,846	$40,183

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets(6,8)	2.45%	2.39%	2.38	%(7)
Ratio of net expenses to average net assets(9)	1.85%	1.85%	1.85	%(7)
Ratio of net investment loss to average net assets(10)	(0.64)%	(1.19)%	(1.49	)%(7)

Portfolio Turnover Rate	0%	0%	0	%(5)

(1)	Class N shares commenced operations on March 17, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(7)	Annualized for periods less than one full year.
(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:(6)	2.45%	2.39%	2.38	%(7)
(9)	Ratio of net expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:	1.85%	1.85%	1.85	%(7)
(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AGSAT Fund Limited:	(0.64%	(1.19)%	(1.54	)%(7)

877.772.5838	www.altegris.com	58

Altegris Managed Futures Strategy Fund Class A*

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.08		$7.99	$9.56	$9.51	$8.91

Income/(loss) from investment operations:
Net investment loss(1)	(0.03)		(0.08)	(0.12)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.04	(10)	0.17	(0.80)	1.05	0.77
Total from investment operations	0.01		0.09	(0.92)	0.89	0.60
Less distributions from:
Net investment income	(0.15)		—	(0.65)	(0.84)	—
Total distributions	(0.15)		—	(0.65)	(0.84)	—
Redemption fees collected(2)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$7.94		$8.08	$7.99	$9.56	$9.51
Total return(3)	0.14	%(9)	1.13%	8.96%	(9.91)%	(6.73)%
Net assets, at end of year (000s)	$37,092		$54,558	$74,542	$105,874	$88,326

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	2.31%		2.17%	2.04%	1.98%	1.99%
Ratio of net expenses to average net assets(5,7)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets(5,8)	(0.40)%		(0.91)%	(1.41)%	(1.68)%	(1.79)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class A commenced operations on August 26, 2010.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (4,5)	2.31%	2.17%	2.04%	1.98%	1.99%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	1.90%	1.90%	1.90%	1.90%	1.99%
(8)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	(0.40)%	(0.91)%	(1.46)%	(1.71)%	(1.79)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

877.772.5838	www.altegris.com	59

Altegris Managed Futures Strategy Fund Class C*

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$7.73		$7.69	$9.23	$9.21	$8.70

Income/(loss) from investment operations:
Net investment loss(1)	(0.09)		(0.13)	(0.19)	(0.22)	(0.23)
Net realized and unrealized gain/(loss) on investments	0.04	(10)	0.17	(0.77)	1.10	0.74
Total from investment operations	(0.05)		0.04	(0.96)	0.88	0.51
Less distributions from:
Net investment income	(0.08)		—	(0.58)	(0.86)	—
Total distributions	(0.08)		—	(0.58)	(0.86)	—
Redemption fees collected(2)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$7.60		$7.73	$7.69	$9.23	$9.21
Total return(3)	(0.65	)%(9)	0.52%	(9.63)%	9.08%	5.86%
Net assets, at end of year (000s)	$4,973		$7,704	$10,713	$20,483	$18,268

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	3.06%		2.91%	2.79%	2.73%	2.74%
Ratio of net expenses to average net assets(5,7)	2.65%		2.65%	2.65%	2.65%	2.65%
Ratio of net investment loss to average net assets(5,8)	(1.16)%		(1.66)%	(2.17)%	(2.43)%	(2.54)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class C commenced operations on February 1, 2011.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (4,5)	3.06%	2.91%	2.79%	2.73%	2.74%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	2.65%	2.65%	2.65%	2.65%	2.65%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	(1.16)%	(1.66)%	(2.23)%	(2.47)%	(2.54)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

877.772.5838	www.altegris.com	60

Altegris Managed Futures Strategy Fund Class I*

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.21		$8.12	$9.68	$9.62	$8.99

Income (loss) from investment operations:
Net investment loss(1)	(0.01)		(0.06)	(0.10)	(0.14)	(0.15)
Net realized and unrealized gain/(loss) on investments	0.03	(10)	0.15	(0.78)	0.97	0.78
Total from investment operations	0.02		0.09	(0.88)	0.83	0.63
Less distributions from:
Net investment income	(0.17)		—	(0.68)	(0.77)	—
Total distributions	(0.17)		—	(0.68)	(0.77)	—
Redemption fees collected(2)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$8.06		$8.21	$8.12	$9.68	$9.62
Total return(3)	0.30	%(9)	1.11%	(8.72)%	10.19%	(7.01)%
Net assets, at end of year (000s)	$24,402		$38,500	$98,384	$106,609	$110,681

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	2.06%		1.88%	1.79%	1.73%	1.74%
Ratio of net expenses to average net assets(5,7)	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets(5,8)	(0.16)%		(0.68)%	(1.15)%	(1.43)%	(1.54)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class I commenced operations on August 26, 2010.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (4,5)	2.06%	1.88%	1.79%	1.73%	1.74%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	1.65%	1.65%	1.65%	1.65%	1.65%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	(0.16)%	(0.68)%	(1.21)%	(1.46)%	(1.54)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

877.772.5838	www.altegris.com	61

Altegris Managed Futures Strategy Fund Class O*

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.08		$7.99	$9.55	$9.51	$8.91

Income/(loss) from investment operations:
Net investment loss(1)	(0.03)		(0.08)	(0.13)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.04	(10)	0.17	(0.79)	1.05	0.77
Total from investment operations	0.01		0.09	(0.92)	0.89	0.60
Less distributions from:
Net investment income	(0.15)		—	(0.65)	(0.85)	—
Total distributions	(0.15)		—	(0.65)	(0.85)	—
Redemption fees collected	0.00	(2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)
Net asset value, end of year	$7.94		$8.08	$7.99	$9.55	$9.51
Total return(3)	0.14	%(9)	1.13%	(8.95)%	9.91%	(6.73)%
Net assets, at end of year (000s)	$497		$1,031	$1,100	$1,696	$2,009

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	2.31%		2.17%	2.04%	1.97%	1.97%
Ratio of net expenses to average net assets(5,7)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets(5,8)	(0.42)%		(0.90)%	(1.41)%	(1.68)%	(1.80)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class N commenced operations on March 13, 2013.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (4,5)	2.31%	2.17%	2.04%	1.97%	1.97%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	1.90%	1.90%	1.90%	1.90%	1.90%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	(0.42)%	(0.90)%	(1.47)%	(1.72)%	(1.80)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

877.772.5838	www.altegris.com	62

Appendix A

Financial Intermediary Sales Charge Variations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your Class A shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, the adviser nor the distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

For waivers and discounts not available through a particular intermediary listed below, shareholders will have to purchase Class A shares directly from the Fund or through another intermediary to receive Fund imposed waivers or discounts. Please see How to Purchase Shares: Class A Shares starting on page 42 of this Prospectus for information about such waivers and discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class A shares will have their shares converted at net asset value to Class I shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such

877.772.5838	www.altegris.com	63

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

877.772.5838	www.altegris.com	64

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

877.772.5838	www.altegris.com	65

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130
Independent Registered Public Accountant	Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank, N.A. 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 28, 2019 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about each Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about a Fund, or to make shareholder inquiries about a Fund, please call 1-877-772-5838 or visit www.altegris.com. You may also write to:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

ALTEGRIS GSA TREND STRATEGY FUND

ALTEGRIS MANAGED FUTURES STRATEGY FUND

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-21720

877.772.5838	www.altegris.com	66

www.altegris.com

October 28, 2019

Altegris Futures Evolution Strategy Fund

Class A (EVOAX)
Class C (EVOCX)
Class I (EVOIX)
Class N (EVONX)

Altegris GSA Trend Strategy Fund

Class A (TRNAX)
Class I (TRNIX)
Class N (TRNNX)

Altegris Managed Futures Strategy Fund

Class A (MFTAX)
Class C (MFTCX)
Class O (MFTOX)

Class I (MFTIX)

Each a Series of Northern Lights Fund Trust

Statement of Additional Information
ADVISED BY Altegris Advisors, LLC 1200 Prospect Street Suite 400 La Jolla, CA 92037

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Altegris Futures Evolution Strategy Fund, Altegris GSA Trend Strategy Fund and Altegris Managed Futures Strategy Fund (collectively referred to as the "Funds") dated October 28, 2019. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this SAI. You can obtain copies of the Fund's Prospectus, and when first produced, annual or semiannual reports without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 or by calling 1-877-772-5838. You may also obtain a Prospectus by visiting the Fund's website at www.altegris.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	33
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	36
MANAGEMENT	37
CONTROL PERSONS AND PRINCIPAL HOLDERS	45
INVESTMENT ADVISER AND SUB-ADVISERS	49
THE DISTRIBUTOR	54
PORTFOLIO MANAGERS	62
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	67
ALLOCATION OF PORTFOLIO BROKERAGE	68
PORTFOLIO TURNOVER	69
OTHER SERVICE PROVIDERS	70
DESCRIPTION OF SHARES	74
ANTI-MONEY LAUNDERING PROGRAM	74
PURCHASE, REDEMPTION AND PRICING OF SHARES	75
TAX STATUS	80
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	88
LEGAL COUNSEL	88
CONSOLIDATED FINANCIAL STATEMENTS	88
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	89

THE FUNDS

The Altegris Futures Evolution Strategy Fund (“Futures Evolution”), Altegris GSA Trend Strategy Fund (“GSA Trend”) and Altegris Managed Futures Strategy Fund (“Managed Futures”) (each a “Fund”, and collectively referred to as the “Funds”) are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees" or “Board of Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of each Fund have equal rights and privileges. Each share of each Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally, on a class-specific basis, with other shares (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to a Fund, start other series and offer shares of a new fund under the Trust at any time.

This SAI describes five classes of shares: Class A shares, Class C shares, Class I, Class N shares and Class O shares. Each Fund offers multiple classes of shares available for purchase. Class A, Class C, Class I and Class N Shares are available for purchase from Futures Evolution. Class A, Class I and Class N shares are available for purchased from GSA Trend. Class A, Class C, Class I and Class O shares are available for purchase from Managed Futures. Each share class of each Fund represents an interest in the same assets of such Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless

1

matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The use of financial instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, each Fund’s ability to use financial instruments will be limited by tax considerations. The Funds are commodity pools subject to regulation under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with financial instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new financial instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

TYPES OF INVESTMENTS

The investment objective of each Fund and the descriptions of the Fund's principal investment strategies are set forth under each Fund’s “Fund Summary” and "Investment Objectives" and Principal Investment Strategies in the Prospectus. A Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust. To the extent an investment strategy or risk is not disclosed in the Funds’ prospectus, such strategy or risk is a non-principal strategy or risk of a Fund.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies that each Fund’s adviser and sub-advisers may employ in pursuit of the relevant Fund's investment objective(s), and a summary of related risks. Altegris Advisors, L.L.C. (the "Adviser"), is the investment adviser for each Fund, DoubleLine Capital LP (“DoubleLine”) is the sub-adviser to Futures Evolution, GSA Capital Partners LLP (“GSA”) is the sub-adviser to GSA Trend and a sub-adviser to Managed Futures. Millburn Ridgefield Corporation and Crabel Capital Management, LLC are also each sub-advisers to Managed Futures (each a "Sub-Adviser" or collectively the "Sub-Advisers”)

Debt Securities

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Futures Evolution Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a

2

percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies’ Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

3

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Futures Evolution Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Future Evolution Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Funds invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities

4

and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities in which the Futures Evolution Fund may invest may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, a Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying

5

mortgage assets experience greater than anticipated prepayments or principal, a Fund may fail to fully recoup its initial investment in these securities.

The Futures Evolution Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. The Futures Evolution Fund may invest in inverse floaters. Inverse floaters constitute a class of MBS with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Futures Evolution Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by a Fund.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). The Futures Evolution Fund may invest in such CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

6

Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) in which the Futures Evolution Fund may invest include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. A senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify under Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) that they may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Certificates of Deposit and Bankers' Acceptances

Each Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

7

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Advisers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000,

8

the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Hybrid Securities

The Managed Futures Fund may acquire hybrid securities. A hybrid security by combines an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is derived from the values of its income-producing component and its equity component. A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or Sub-Advisers. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, aFund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

9

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of borrowing by a Fund.

Equity Securities

Equity securities in which the Funds invest include interests in pooled investment vehicles, common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights and options and related securities. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

10

Convertible Securities

The Funds may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Futures Evolution Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Securities of Other Investment Companies

The Funds’ investments in exchange traded funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, a Fund will be prevented from: (1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; (2) investing more than 5% of the Fund's assets in any single such investment company, and (3) investing more than 10% of the Fund's assets in investment companies overall; unless: (i) the underlying investment

11

company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, a Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Advisers, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end

12

fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies

The Funds and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, a Fund's ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Advisers must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Advisers determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of a Fund and the Adviser or Sub-Advisers. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

13

High Yield Securities

The Futures Evolution Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities. High yield, high risk investments may include the following:

14

Straight Fixed-Income Debt Securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-Coupon Debt Securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-Fixed-Coupon Debt Securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-Kind Bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds are typically sold without registration under the Securities Act of 1933, as amended
(“Securities Act “), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities Issued in Connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board of the Funds determines that an investment in any such type of obligation is consistent with a Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

15

Bonds and Notes

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations

Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Funds may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Foreign Securities

General

The Funds may invest in foreign securities including ETFs and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

16

To the extent a Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

The Funds may purchase securities of emerging market issuers, ETFs and closed-end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Derivative Instruments

The Funds expect to use a number of derivative instruments as part of such Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. Examples of derivative instruments that a Fund may use include (but are not limited to) futures contracts, options contracts, swap transactions and forward currency contracts. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or sub adviser’s view as to certain market movements is incorrect, the risk that

17

the use of derivatives could result in significantly greater losses than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. There can be no assurance that a Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxable distributions paid to shareholders.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no

18

assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or Sub-Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

19

Forward Trading

The Funds may trade in spot and forward contracts on currencies. The trading of over-the-counter instruments, subjects a Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Swap Transactions

A swap transaction is an unregulated, individually negotiated agreement (typically with a bank, a brokerage firm or other financial institution as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Funds may enter into interest rate, currency, index, total return and other swap transactions. For example, a total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument (such as the return of a managed futures portfolio or portfolios). Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than

20

the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, and NASDAQ PHLX.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated

21

expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the Adviser or Sub-Advisers to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

22

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Funds’ custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a

23

dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund’s treatment of such instruments will change accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Credit Default Swaps

The Funds may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or liquid securities may be set aside as collateral by a Fund's custodian in accordance with the terms of the swap agreement. The Funds earn interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may

24

default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or Sub-Advisers to manage them may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

25

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open industry-wide platform to facilitate over the counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Trust's Board, a Fund's Adviser or Sub-Advisers may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Advisers will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Advisers will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or a Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Advisers to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances

26

or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of a Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Wholly-Owned Subsidiary

Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest through Underlying Pools (as defined below) or other investment vehicles or instruments, primarily in commodity and financial futures and option contracts and other financial markets globally, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, the Funds may be considered to be investing indirectly in these investments through the

27

Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to a Fund may also include the Subsidiary.

The Subsidiaries will not be registered under the 1940 Act but will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. A Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since each Fund wholly owns and controls its Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board has oversight responsibility for the investment activities of a Fund, including its investment in the Subsidiary, and a Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Statement of Additional Information and could negatively affect a Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, a Fund’s shareholders would likely suffer decreased investment returns.

Underlying Pools that Trade Commodity Futures

A Fund may invest a portion of its assets directly, or through its Subsidiary, in securities of limited partnerships, corporations (including foreign corporations), limited liability companies (including individual share classes therein) and other types of pooled investment vehicles (collectively, "Underlying Pools"). Each Underlying Pool, or share class of an Underlying Pool, is managed by one or more trading advisors, each pursuant to a proprietary trading strategy. Certain of the Underlying Pools in which Fund investments may use a form trade commodity or financial futures using a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example, if the Underlying Pool manager wants the Underlying Pool to trade a $200,000,000 commodity futures portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $10,000,000. The Underlying Pool can either deposit $200,000,000 to "fully fund" the futures account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent an Underlying Pool manager from making investments it considers optimal. The cash and any marketable securities of the Underlying Pool will be available to meet the margin requirements for the Underlying Pool. Additionally, assets of the Underlying Pool may be available to meet the margin requirements of other Underlying Pools and vice-versa. However, in no circumstance will the assets of a Fund or Subsidiary not already invested in Underlying Pools be available to meet the margin

28

requirements of the Underlying Pool. For Underlying Pools that engage in commodity or financial futures trading, management fees may be based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single Underlying Pool investment manager to trade futures on its behalf. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool's commodity futures trading account.

The Underlying Pools are typically offered privately and no public market for such securities will exist. However, shares of the Underlying Pools are redeemable at intervals of one week or less. See "Illiquid and Restricted Securities."

Swaps on Reference Assets (such as Underlying Pools)

In order to achieve the desired managed futures exposure, a Fund may enter into swap agreements in which a counterparty agrees to pay a Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, in exchange for the Fund paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Funds’ custodian in accordance with the terms of the swap agreement. A Fund receives any gains generated by the collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Funds’ valuation policies. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations.

Structured Notes on Reference Assets (such as Underlying Pools)

In order to achieve the desired managed futures exposure, a Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with a Fund’s valuation policies. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and

29

because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of the law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act ") (which was passed into law in July 2010), and related regulatory developments, has resulted in new regulation of swap agreements, including margin, clearing, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives, including amount other interest rate swaps and credit default swaps. Because these requirements are new and evolving, and certain of the rules are not yet final, its ultimate impact remains unclear. New regulations could, among other things, limit or completely restrict the ability of the Funds to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. New rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. Furthermore, limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Specific Risks Relating to Managed Futures and Derivatives Trading

  Futures and Derivatives Trading Is Speculative. Futures and derivatives, including commodity interest, prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the commodities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates.

  Futures and Derivatives Trading Is Highly Leveraged. The low margin deposits normally required in trading futures and derivatives permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a commodity interest may result in an immediate and substantial loss to the investor. For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract
30

would, if the contract were then closed out, result in a total loss of the margin deposit (brokerage commission expense would also be incurred). Like other leveraged investments, any futures and derivatives trade may result in losses in excess of the amount invested. The cash and any marketable securities of the Underlying Pool will be available to meet the margin requirements for the pool. Additionally, assets of the Underlying Pool may be available to meet the margin requirements of other Underlying Pools and vice-versa. However, in no circumstance will the assets of a Fund or Subsidiary not already invested in Underlying Pools be available to meet the margin requirements of an Underlying Pool.

  Futures and Derivatives Trading May Be Illiquid. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Underlying Pools might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Underlying Pools, the Underlying Pools may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

  Trading Decisions Based on Technical Analysis. Certain Underlying Pool managers use trading programs that use "technical" factors in identifying price moves. The success of technical analysis depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability. There is no assurance that any trading system will generate profits under all or any market conditions.

  Reliance on Key Personnel. Many Underlying Pool managers depend on the services of one or two key persons. If they cannot or will not provide those services, it could adversely affect their ability to trade.

  Possible Effects of Speculative Position Limits and Accountability Levels. The CFTC and U.S. exchanges have established speculative position limits and accountability levels. Position limits control the number of net long or net short speculative futures or option (on futures) positions any person may hold or control in futures or option contracts traded on U.S. exchanges. Position accountability levels are position levels established by an exchange that, if reached by a person, cause such person to be subject to instructions by such exchange to reduce or not increase such position. Most Underlying Pool managers control the commodity trading of other accounts. All positions and accounts owned or controlled the Underlying Pool managers and their principals
31

are combined for position limit and accountability level purposes. In order to comply with position limits or exchange limitations arising out of having positions subject to accountability levels, it is possible that an Underlying Pool manager will have to modify its trading instructions, and that positions held for a Fund will have to be liquidated. That could have a negative effect on a Fund's profitability.

  Increase in Amount of Funds Managed. If any Underlying Pool manager manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies.

  Changes in the Number of Available Futures Contracts and Related Options. U.S. and foreign exchanges have established new futures and options contracts in the past few years. This trend could continue. An Underlying Pool manager's trading strategy might not be successful trading those new contracts.

  Other Clients of the Underlying Pool Managers. The Underlying Pool managers manage other accounts. This increases the competition for the same trades which the Underlying Pools make. There is no assurance that a Fund's trading will generate the same results as any other accounts managed by the Underlying Pool managers.

  Failure of Clearing Brokers, Counterparties, Banks, Custodians and other Financial Firms. Commodity brokers must maintain a Fund's assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a commodity broker goes bankrupt, a Fund could lose money as it may only be able to recover a pro rata share of the property available for distribution to all of the broker's customers. In addition, even if a commodity broker adequately segregates the Underlying Pool’s assets, the Underlying Pools may still be subject to risk of loss of funds on deposit should another customer of the commodity broker fail to satisfy deficiencies in such other customer's account.

  Trading on Foreign Exchanges and Currency Exchange Rate Fluctuations. Trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Funds are at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of a Fund's trading might be on foreign markets.

  Trading in Over the Counter Instruments. The trading of over-the-counter instruments, subjects a Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Underlying Pool’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are "principals' markets." That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Underlying Pool has concentrated its
32

transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm's management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

  Exchange for Physicals. The Underlying Pools may exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position. Such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Commodity Pool Operator Regulation.

The Funds and their Subsidiaries are each a “commodity pool” under the U.S. Commodity Exchange Act (“CEA”), and the Adviser is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Funds and the Subsidiaries, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  A Fund may not:

1. Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

33

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term repurchase credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.). The Altegris Futures Evolution Strategy Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities.

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that a Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. A Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

34

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (2) above describing the fundamental restrictions.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. Such margin deposits, security interest, liens and collateral arrangements plus any Fund assets mortgaged, pledged, hypothecated or transferred may not exceed 33 1/3% of the Fund’s total assets.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Each Subsidiary will also follow the relevant Fund's fundamental and non-fundamental investment restrictions, described above, with respect to its investments. The Funds will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

With respect to interpretations of the SEC or its staff described in fundamental restriction number 1 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

35

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Funds’ shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates. The Trust’s Chief Compliance Officer monitors any potential conflicts of interest and seeks to mitigate through careful review of such disclosures and requests to add approved recipients.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period.  The Trust’s Chief Compliance Officer is responsible for monitoring disclosures of Fund holdings.

Each Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient and its personnel is subject to a duty to keep the information confidential and to not trade on any material non-public information.

The Adviser and Sub-Advisers. Personnel of the Adviser and each Fund’s Sub-Adviser(s), including personnel responsible for managing such Fund's portfolio, may have full daily access to a Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Advisers to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, personnel of the Adviser and Sub-Adviser(s) may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

36

JPMorgan Chase Bank. JPMorgan Chase Bank is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

Deloitte & Touche LLP. Deloitte & Touche LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of each Fund's annual consolidated financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of each Fund's annual and semi-annual shareholder reports and SEC filings.

Counsel to the Independent Trustees. Counsel to the Independent Trustees and its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and to not trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Fund, the Adviser or the Fund’s Sub-Adviser(s), or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with each Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect a Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six (6) individuals (as defined under the 1940 Act) of the Trust, or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer

37

and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200 Omaha, Nebraska 68130.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl and five (5) additional Independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the group of Funds managed by the Advisor (the “Fund Complex”) and possesses a strong understanding of

38

the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.

Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other Trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.

Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

39

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
40

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017

Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019)

Treasurer of the Trust
(2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).

			N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
41

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**As of August 31, 2019, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.   The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held fourteen meetings.

42

Compensation

Effective January 1, 2019, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $46,250, allocated among each of the various portfolios comprising the Trust and Northern Lights Variable Trust (together, the “Trusts”), a separate registrant that shares a common board with the Trust (the “Board”), for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to which, the Chairman of the Board receives a quarterly fee of $11,250 and the Audit Committee Chairman receives a quarterly fee of $8,750.

Prior to January 1, 2019, each Trustee who was not affiliated with the Trusts or an investment adviser to any series of the Trusts received a quarterly fee of $43,750, allocated among each of the various portfolios comprising the Trusts. In addition to the quarterly fees and reimbursements, the Chairman of the Board previously received a quarterly fee of $10,000 and the Audit Committee Chairman received a quarterly fee of $7,500.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the applicable Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2019. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Altegris Futures Evolution Strategy Fund	Altegris GSA Trend Strategy Fund	Altegris Managed Futures Strategy Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex** Paid to Directors
Anthony J. Hertl	$2,151	$2,151	$2,151	None	None	$6,453
Gary Lanzen	$1,811	$1,811	$1,811	None	None	$5,433
Mark H. Taylor	$1,925	$1,925	$1,925	None	None	$5,775
John V. Palancia	$1,811	$1,811	$1,811	None	None	$5,433
Mark D. Gersten	$1,811	$1,811	$1,811	None	None	$5,433
Mark Garbin	$1,811	$1,811	$1,811	None	None	$5,433

43

Name and Position	Altegris/AACA Real Estate Income Alternative Fund	Altegris/AACA Opportunistic Real Estate Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Directors
Anthony J. Hertl	$2,151	None	None	None	$2,151
Gary Lanzen	$1,811	None	None	None	$1,811
Mark H. Taylor	$1,925	None	None	None	$1,925
John V. Palancia	$1,811	None	None	None	$1,811
Mark D. Gersten	$1,811	None	None	None	$1,811
Mark Garbin	$1,811	None	None	None	$1,811

_______________

* The term “Fund Complex” includes series of the Northern Lights Fund Trust (“NLFT”), Northern Lights Variable Trust (“NLVT”) that are advised by the Adviser.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	$1-$10,000
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Mark D. Gersten	None	$10,001-$50,000
Mark Garbin	None	None

Management Ownership

As of October 2, 2019, the Trustees and officers, as a group, owned less than 1.00% of each Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares

44

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of October 2, 2019, the following shareholders of record owned 5% or more of a Class of the outstanding shares of each Fund:

Altegris Futures Evolution Strategy Fund
Name & Address	Shares	Percentage of Fund

Class A Shares

Charles Schwab

211 Main St.

San Francisco, CA 94105

UBS WM USA

1000 Harbor Blvd

Weehawken, NJ 07086

LPL Financial

4707 Executive Dr.

San Diego, CA 94105

Pershing LLC

1 Pershing Plaza

Jersey City, NJ 07399

Ameritrade Inc FBO/OUR Clients

PO Box 2226

Omaha, NE 68103

	146,581 303,388 337,533 387,235 359,874	6.71% 13.89% 15.45% 17.73% 16.47%
45

Class C Shares Charles Schwab 211 Main St. San Francisco, CA 94105 UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086 Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	129,525 236,585 725,311	7.90% 14.42% 44.21%

Class I Shares

Charles Schwab & Co

211 Main Street

San Francisco, CA 94105

UBS WM USA

1000 Harbor Blvd, 5th Floor

Weehawken, NJ 07086

Charles Schwab

211 Main Street

San Francisco, CA 94105

LPL Financial

4707 Executive Dr.

San Diego, CA 92121

Pershing LLC

1 Pershing Plaza

Jersey City, NJ 07399

Ameritrade INC

PO Box 2226

Omaha, NE 68103

	2,057,607 2,319,678 7,129,642 1,956,843 4,464,238 5,474,764	5.61% 6.32% 19.42% 5.33% 12.16% 14.92%
Class N Shares Charles Schwab 211 Main Street San Francisco, CA 94105 NFS LLC FEBO 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	4,109,841 3,104,952	36.42% 27.51%

46

Altegris GSA Trend Strategy Fund
Name & Address	Shares	Percentage of Fund
Class A Shares Elizabeth Hancuff 2003 Beryl Street San Diego, CA 92109	1	100.00%
Class I Shares NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310 NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	15,591 148,974	8.94% 85.39%
Class N Shares Pershing LLC P.O Box 2052 Jersey City, NJ 07303 Ameritrade, Inc. PO Box 2226 Omaha, NE 68103 NFS LLC FEBO National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	187,553 207,436 2,620,616	5.96% 6.59% 83.22%

Altegris Managed Futures Strategy Fund
Name & Address	Shares	Percentage of Fund
Class A Shares Charles Schwab 211 Main Street San Francisco, CA 94105 Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	318,618 328,937	7.17% 7.40%
47

Ameritrade Inc. PO Box 2226 Omaha, NE 68103 NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	278,208 2,918,031	6.26% 65.66%

Class C Shares

Charles Schwab & Co

211 Main St.

San Francisco, CA 94105

UBS WM USA

1000 Harbor Blvd, 5th Floor

Weehawken, NJ 07086

Merrill Lynch

4800 Deer Lake Drive East

Jacksonville, FL 32246

Morgan Stanley Smith Barney, LLC

Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311

Pershing LLC

1 Pershing Plaza

Jersey City, NJ 07399

	129,171 101,309 70,299 79,006 51,094	21.08% 16.53% 11.47% 12.89% 8.34%
Class I Shares UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086 Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246 Pershing LLC P.O Box 2052 Jersey City, NJ 07303	239,597 880,976 199,849	8.32% 30.59% 6.94%
48

NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310 SEI Private Trust Company One Freedom Valley Drive Oaks, Pa 19456	163,814 239,513	5.69% 8.32%
Class O Shares Charles Schwab 211 Main Street San Francisco, CA 94105 Ameritrade Inc PO Box 2226 Omaha, NE 68103	8,453 32,935	13.87% 54.04%

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Altegris Advisors, L.L.C. (the "Adviser"), located at 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment adviser to each Fund. The Adviser was established in 2010 for the purpose of advising mutual funds. Distributed by Altegris Investments, Altegris Advisors is an affiliate of Altegris Investments. The asset management division of Artivest, Altegris Advisors is a CFTC-registered commodity pool operator, NFA member, and SEC registered investment adviser that sponsors and/or manages a platform of alternative investment products. All brokerage services are provided by Altegris Investments, LLC, a SEC-registered broker-dealer and member of FINRA/SIPC. An investment and technology solutions provider, Artivest is powering the future of alternative investing. The Artivest digital alternative investment platform connects a wider audience of suitable investors and their advisors with investment funds offered by premier alternative asset managers. Artivest remains privately held by its employees and renowned outside investors, including Aquiline Capital Partners, Genstar Capital, KKR, and Thiel Capital. Subject to the oversight of the Board of Trustees, the Adviser is responsible for the overall management of each Fund's business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of each Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Funds.

The Adviser has overall supervisory responsibilities for the general management and investment of each Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting a Fund's overall investment strategies and asset allocation.

49

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of each Fund directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to each Fund and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by a Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides each Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

Pursuant to an advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of each Fund's average daily net assets. Each Fund pays the Adviser in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Advisory Fee Breakpoint Table
(Futures Evolution & Managed Futures)

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

Advisory Fee Breakpoint Table
(GSA Trend)

Portion of Net Assets	Advisory Fee
$400 million and less	1.35%
Greater than $400 million	1.20%

The Adviser has contractually agreed to reduce its fees and reimburse expenses of each Fund until at least October 31, 2020, to ensure the total Fund operating expenses after fee waiver and

50

reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed certain levels.

Futures Evolution Fund Class	Expense Cap	Minimum Duration
Class A	1.94%	October 31, 2020
Class C	2.69%	October 31, 2020
Class I	1.69%	October 31, 2020
Class N	1.94%	October 31, 2020
Managed Futures Fund Class	Expense Cap	Minimum Duration
Class A	1.90%	October 31, 2020
Class C	2.65%	October 31, 2020
Class I	1.65%	October 31, 2020
Class O	1.90%	October 31, 2020
GSA Trend Fund Class	Expense Cap	Minimum Duration
Class A	1.85%	October 31, 2020
Class I	1.60%	October 31, 2020
Class N	1.85%	October 31, 2020

Waived fees and expense reimbursements are subject to possible recoupment from the relevant Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Futures Evolution Fund: During the fiscal year ended June 30, 2019, the Adviser earned $9,314,559 in advisory fees, of which $840,952 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.37% of the Fund’s average daily net assets.

GSA Trend Fund: During the fiscal period ended June 30, 2019, the Adviser earned $484,294 in advisory fees, of which $214,920 were waived, such that the Adviser earned an annual advisory fee in an amount

51

equal to 1.35% of the Fund’s average daily net assets, but received an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

Managed Futures Fund: During the fiscal year ended June 30, 2019, the Adviser earned $1,280,353 in advisory fees, of which $347,680 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.10% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements for each Fund is available in the Funds annual report. Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the relevant Fund.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

In addition, as described below under "Organization and Management of Wholly-Owned Subsidiary," a Fund’s Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio. The Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.

52

Sub-Advisers and Sub-Advisory Agreements

The Adviser has engaged DoubleLine Capital LP, 333 South Grand Ave., Suite 1800, Los Angeles, CA 90071, to serve as Sub-Adviser to Futures Evolution Fund. The Adviser has engaged the following entities to serve as Sub-Advisers to the Managed Futures Fund: GSA Capital Partners LLP (“GSA”), Stratton House, 5 Stratton Street, London, W1J8LA; Millburn Ridgefield Corporation (“Millburn”), 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830; and Crabel Capital Management, LLC (“Crabel”), 10250 Constellation Boulevard, Suite 2650, Los Angeles, CA 90067. The Adviser has engaged GSA to serve as Sub-Adviser to GSA Trend. Each Sub-Adviser is responsible for selecting investments and assuring that investments are made according to the Fund's investment objective, policies and restrictions for its allocated portion of the Managed Futures Fund. The Adviser has engaged GSA, to serve as Sub-Adviser to the GSA Trend Fund.

The Sub-Advisory Agreements provide that each Sub-Adviser will formulate and implement a continuous investment program for its allocated portion of a Fund, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by a Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to their respective Sub-Advisory Agreements between the Adviser and Sub-Adviser, each Sub-Adviser is entitled to receive an annual sub-advisory fee on the portion of a Fund the Sub-Adviser manages. The Sub-Advisers are paid by the Adviser, not the Funds.

Each Sub-Advisory Agreement continues in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may each be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, each Sub-Adviser, and the Distributor each have adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Code, the Trustees are permitted to invest in securities that may also be purchased by a Fund.

In addition, the Trust has adopted a separate Code, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by a Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt

53

internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that the respective Sub-Advisers will vote all proxies that are received on a Fund's behalf.

Where a proxy proposal raises a material conflict between the Adviser's or a Sub-Adviser's interests and a Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account.  A copy of each Sub-Adviser's proxy voting policies, where applicable, are attached hereto as Appendix A.

More information. Information regarding how each Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-772-5838; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of each Fund's proxy voting policies and procedures are also available by calling 1-877-772-5838 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of each Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of a Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

54

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the last three fiscal years:

Futures Evolution Fund

Fiscal Period Ended	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
June 30, 2017	$22,635	$0	$0	$0
June 30, 2018	$6,823	$0	$0	$0
June 30, 2019	7,169	$0	$0	$0

*The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plans”.

GSA Trend Fund

Fiscal Period Ended	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
June 30, 2017	$0	$0	$0	$0
June 30, 2018	$0	$0	$0	$0
June 30, 2019	$0	$0	$0	$0

*The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

Managed Futures Fund

Fiscal Period Ended	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
June 30, 2017	$3,951	$0	$0	$0
June 30, 2018	$1,992	$0	$0	$0
June 30, 2019	$187	$0	$0	$0

*The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

Rule 12b-1 Plans

The Trust has adopted a Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for each of the Funds’ Class A, Class C, Class N and Class O shares (the "Plans") pursuant to which each Fund pays fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plans, Class A, Class C, Class N and Class O shares of the Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of 0.25% for Class A shares, 0.25% for Class N shares, 1.00% for Class C shares and 0.25% for Class O shares, respectively, of a Fund's average net assets attributable to the relevant class as compensation

55

for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to a Fund’s shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of a Fund’s Class A, Class C, Class N or Class O shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

Futures Evolution Fund

During the fiscal period ended June 30, 2017, the Fund paid $204,385, $351,162, and $248,797 for Class A, C, and N Shares, respectively in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Shares During the Fiscal Period Ended June 30, 2017
	Altegris Futures Evolution Strategy Fund Class A	Altegris Futures Evolution Strategy Fund Class C	Altegris Futures Evolution Strategy Fund Class N
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$13,057	$27,731	$25,746
Payment to dealers	$84,507	$98,117	$14,134
Compensation to sales personnel	None	None	None
Other	$106,821	$225,314	$208,917
Total	$204,385	$351,162	$248,797
56

GSA Trend Fund

During the fiscal year ended June 30, 2017 Class A and Class N shares paid $0 and $29,277, respectively, in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Managed Futures Strategy Fund Shares During the Fiscal Period Ended June 30, 2017
	Altegris Managed Futures Strategy Fund Class A	Altegris Managed Futures Strategy Fund Class N
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$0	$189
Payment to dealers	$0	$27,714
Compensation to sales personnel	None	None
Other	$0	$1,374
Total	$0	$29,277

Managed Futures Fund

During the fiscal year ended June 30, 2017 Class A, Class C and Class O shares paid $231,834, $164,500, and $3,575, respectively, in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Managed Futures Strategy Fund Shares During the Fiscal Period Ended June 30, 2017
	Altegris Managed Futures Strategy Fund Class A	Altegris Managed Futures Strategy Fund Class C	Altegris Managed Futures Strategy Fund Class O
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$6,388	$13,485	$357
Payment to dealers	$173,307	$40,391	$288
Compensation to sales personnel	None	None	None
Other	$52,139	$110,624	$2,930
Total	$231,834	$164,500	$3,575

57

Futures Evolution Fund

During the fiscal period ended June 30, 2018, the Fund paid $124,728, $270,855, and $233,185 for Class A, C, and N Shares, respectively in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Shares During the Fiscal Period Ended June 30, 2018
	Altegris Futures Evolution Strategy Fund Class A	Altegris Futures Evolution Strategy Fund Class C	Altegris Futures Evolution Strategy Fund Class N
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$9,027	$23,162	$27,948
Payment to dealers	$52,016	$86,126	$11,990
Compensation to sales personnel	None	None	None
Other	$63,676	$161,550	$193,240
Total	$124,721	$270,839	$233,179

GSA Trend Fund

During the fiscal year ended June 30, 2018 Class A and Class N shares paid $0 and $110,373, respectively, in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Managed Futures Strategy Fund Shares During the Fiscal Period Ended June 30, 2018
	Altegris Managed Futures Strategy Fund Class A	Altegris Managed Futures Strategy Fund Class N
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$0	$882
Payment to dealers	$0	$103,468
Compensation to sales personnel	None	None
Other	$0	$6,023
Total	$0	$110,373

58

Managed Futures Fund

During the fiscal year ended June 30, 2018 Class A, Class C and Class O shares paid $160,127, $97,232, and $3,113, respectively, in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Managed Futures Strategy Fund Shares During the Fiscal Period Ended June 30, 2018
	Altegris Managed Futures Strategy Fund Class A	Altegris Managed Futures Strategy Fund Class C	Altegris Managed Futures Strategy Fund Class O
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$5,157	$9,208	$311
Payment to dealers	$119,055	$23,233	$636
Compensation to sales personnel	None	None	None
Other	$35,914	$64,790	$2,166
Total	$160,127	$97,232	$3,113

Futures Evolution Fund

During the fiscal period ended June 30, 2019, the Fund paid $75,034, $188,122, and $206,148 for Class A, C, and N Shares, respectively in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Shares During the Fiscal Period Ended June 30, 2019
	Altegris Futures Evolution Strategy Fund Class A	Altegris Futures Evolution Strategy Fund Class C	Altegris Futures Evolution Strategy Fund Class N
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$8,919	$27,896	$41,848
Payment to dealers	$32,106	$55,264	$8,066
Compensation to sales personnel	None	None	None
Other	$34,009	$104,961	$156,234
Total	$75,034	$188,122	$206,148
59

GSA Trend Fund

During the fiscal year ended June 30, 2019 Class A and Class N shares paid $0 and $83,785, respectively, in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Managed Futures Strategy Fund Shares During the Fiscal Period Ended June 30, 2019
	Altegris Managed Futures Strategy Fund Class A	Altegris Managed Futures Strategy Fund Class N
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$0	$11,165
Payment to dealers	$0	$33,064
Compensation to sales personnel	None	None
Other	$0	$39,556
Total	$0	$83,785

Managed Futures Fund

During the fiscal year ended June 30, 2019 Class A, Class C and Class O shares paid $116,997 $63,607, and $1,611, respectively, in distribution related fees pursuant to the Plans. These distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by Altegris Managed Futures Strategy Fund Shares During the Fiscal Period Ended June 30, 2019
	Altegris Managed Futures Strategy Fund Class A	Altegris Managed Futures Strategy Fund Class C	Altegris Managed Futures Strategy Fund Class O
Advertising/Marketing	None	None	None
Printing/Postage	None	None	None
Payment to distributor	$6,457	$9,847	$196
Payment to dealers	$85,942	$16,542	$654
Compensation to sales personnel	None	None	None
Other	$24,599	$37,218	$761
Total	$116,997	$63,607	$1,611

60

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in a Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plans may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Additional Compensation to Financial Intermediaries

Set forth below is a list of the member firms of the Financial Industry Regulatory Authority (“FINRA”) to which the Adviser or certain of its affiliates made payments out of their revenues in connection with the sale and distribution of a Fund’s shares or for services to a Fund and its shareholders. Such payments are in addition to any 12b-1 Plan fees paid to such FINRA member firms. The level of additional compensation payments made to these firms will vary, may be limited to specific share classes and can include various initial and on-going payments. The payments are discussed in detail in the Prospectus under the title “Additional Compensation to Financial Intermediaries.”

As of the date of this Statement of Additional Information the Adviser and/or the Funds have entered into arrangements with the following FINRA member firms: Ameriprise Financial Services Inc., Charles Schwab & Co. Inc., Cetera Financial Group, Inc., Fidelity, LPL Financial, Merrill Lynch, Morgan Stanley Smith Barney, National Financial Services, Pershing LLC, RBC Capital Markets Corporation, TD Ameritrade, Inc., UBS Financial Services, and Millennium Wave Securities. Inclusion on this list does not imply that the additional compensation paid to such firms necessarily constitutes “special cash compensation” as defined by FINRA Conduct Rule 2830. This list will be updated annually and interim arrangements may not be reflected. The Adviser and the Funds assume no duty to notify any investor

61

whether a firm through which he/she invests should be included on any such listing. Investors are encouraged to review the prospectus for any other compensation arrangements pertaining to the distribution of each Fund’s shares. Investors are also encouraged to ask their financial intermediary what compensation that person or the relevant firm may be receiving for the investor’s investment in a Fund.

PORTFOLIO MANAGERS

Matthew Osborne and Eric Bundonis each of the Adviser, serve as portfolio managers of the Altegris Futures Evolution Strategy Fund. Mr. Osborne, Mr. Bundonis and Antolin Garza, each of the Adviser, serve as portfolio managers of the Altegris GSA Trend Strategy Fund Funds. Mr. Osborne, Mr. Bundonis and Mr. Garza each of the Adviser, serve as portfolio managers of the Altegris Managed Futures Strategy Fund. Mr. Osborne is the lead portfolio manager to all the Funds. The Sub-Advisers' portfolio managers are Jeffrey E. Gundlach of DoubleLine (Futures Evolution Fund), Grant Jaffarian Michael Pomada, Steve Wisdom of Crabel, Barry A. Goodman, Grant N. Smith, Harvey Beker and George E. Crapple of Millburn, Pavel Zhlobich and Chris Taylor of GSA (Managed Futures Fund and GSA Trend Fund). As of June 30, 2019, they were responsible for the portfolio management of the following types of accounts in addition to the Funds:

MATTHEW OSBORNE Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$460	0	$0
Other Pooled Investment Vehicles	19	$935	0	$0
Other Accounts	0	$0	0	$0

ERIC BUNDONIS Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$460	0	$0
Other Pooled Investment Vehicles	19	$935	0	$0
Other Accounts	0	$0	0	$0

ANTOLIN GARZA Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

62

JEFFREY E. GUNDLACH Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in billions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in billions)
Registered Investment Companies	34	$94.9	0	-$0
Other Pooled Investment Vehicles	18	$9.4	2	$2.7-
Other Accounts	77	$21.3	2	$1

Crabel Advanced Trend strategy:

GRANT JAFFARIAN
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$20.2	0	-
Other Pooled Investment Vehicles	3	122.7	0	-
Other Accounts	10	495.1	1	$26

Crabel Gemini strategy

Michael Pomada and Steve Wisdom
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$28.1	0	-
Other Pooled Investment Vehicles	5	$481.1	2	$473.8
Other Accounts	2	$323.4	0	$79.9

BARRY A. GOODMAN
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$4,983	0	$0
Other Pooled Investment Vehicles	12	$1,601	7	$1,581
Other Accounts	11	$425	3	$138

GRANT N. SMITH
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$4,983	0	$0
Other Pooled Investment Vehicles	12	$1,601	7	$1,581
Other Accounts	11	$425	3	$138
63

HARVEY BEKER
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$4,983	0	$0
Other Pooled Investment Vehicles	15	$1,737	8	$1,581
Other Accounts	11	$425	3	$138

GEORGE E. CRAPPLE
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$4,983	0	$0
Other Pooled Investment Vehicles	15	$1,737	8	$1,581
Other Accounts	11	$425	3	$138

PAVEL ZHLOBICH
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$2.4	2	$24
Other Accounts	5	$1.017	0	$0

CHRIS TAYLOR
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	6	$2,4	2	$24
Other Accounts	5	$1,017	0	$0

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or a Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund or the Adviser, respectively, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest are described below with respect to the Adviser and each Sub-Adviser.

64

The Adviser will attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

DoubleLine has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a Fund. Because of their positions with a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

For instance, DoubleLine may receive fees from certain client accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. DoubleLine and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, DoubleLine may recommend or cause a client to invest in a security in which another client, or possibly a portfolio manager, of DoubleLine has an ownership position. Conflicts potentially limiting a Fund's investment opportunities also may arise when the Fund and other clients of the Adviser invest in different parts of an issuer's capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest DoubleLine has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that DoubleLine seeks to purchase or sell the same security for multiple client accounts, DoubleLine may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

All Sub-Advisers are reviewed annually by the Adviser for potential conflicts of interest. The Adviser is aware that a Sub-Adviser may receive fees from certain other accounts it manages that are higher than the fee it receives from a Fund or it may receive a performance-based fee on certain accounts. In addition, the Sub-Adviser may manage accounts with similar objectives and strategies as

65

the Funds. A Sub-Adviser may receive more compensation with respect to accounts with similar objectives and strategies than that which it received with respect to the Funds or it may receive compensation based in part on the performance of the accounts with similar objectives and strategies. To the extent that a Sub-Adviser seeks to purchase or sell the same security for multiple client accounts, a Sub-Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. Additionally, a Sub-Adviser and any of its directors, partners, officers, agents or employees may buy, sell, or trade securities for their own accounts or the proprietary accounts of the Sub-Adviser. The Adviser monitors each Sub-Adviser for these potential conflicts regularly.

Compensation

For services as the Sub-Adviser’s portfolio manager to the Futures Evolution Fund, Mr. Gundlach is compensated by DoubleLine through a combination of base salary, discretionary bonus and equity participation in DoubleLine.

For services as the Sub-Adviser’s portfolio managers to the Funds, the Messrs. Zhlobich, Hiscock and Khabie-Zeitoune are compensated by the GSA based upon the future profitability of GSA and its affiliates.

Messrs. Pomada, Wisdom and Jaffarian each receive a base salary fixed from year to year and have the potential to receive a discretionary bonus based on the overall success and profitability of Crabel Capital Management (the Sub-Adviser), which includes the performance of the Fund.

Messrs. Smith, Goodman, Beker and Crapple (each, a “Portfolio Manager”) from Millburn, will each receive a base salary from the Sub-Adviser fixed from year to year.  Each Portfolio Manager has an equity interest in the Sub-Adviser and will receive a share of the profits of that entity based upon the future profitability of the Sub-Adviser, which may be attributable in part to the performance of the Fund.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers for the respective Fund as of June 30, 2019:

Name of Portfolio Manger	Dollar Range of Equity Securities in the Futures Evolution Fund	Dollar Range Equity Securities in the GSA Trend Strategy Fund	Dollar Range of Equity Securities in the Managed Futures Fund
Matthew Osborne	None	None	None
Eric Bundonis	None	None	None
Antolin Garza	None	None	None
Jeffrey E. Gundlach	None	None	None
Grant Jaffarian	None	None	None
Michael Pomada	None	None	None
Steve Wisdom	None	None	None
Barry A. Goodman	None	None	None
Grant N. Smith	None	None	None
66

Harvey Beker	None	None	None
George E. Crapple	None	None	None
Pavel Zhlobich	None	None	None
Chris Taylor	None	None	None

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

Each Fund may invest up to 25% of its total assets in its Subsidiary.  It is expected that the Subsidiary will invest through Underlying Fund investments primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for each Subsidiary's derivatives positions.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of AFES Fund Limited, AGSATS Fund Limited and AMFS Fund Limited and c/o DMS Offshore Investment Services, Limited, PO Box 314, DMS House, 20 Genesis Close, George Town, Grand Cayman KY1-1104, Cayman Islands. The affairs of the Subsidiaries are overseen by a board of directors consisting of the following directors:

Directors

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years
Anthony J. Hertl 1950	Director Since May 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.
Gary W. Lanzen 1954	Director Since May 2013	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).
Mark H. Taylor 1964	Director Since May 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).
John V. Palancia 1954	Director Since May 2013	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).
Mark D. Gersten 1950	Director since March 2014	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).
Mark Garbin 1951	Director since March 2014	Managing Principal, Coherent Capital Management LLC (since 2007).
67

Each Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio, which has been properly approved pursuant to Section 15 of the 1940 Act. Each Subsidiary has also entered into arrangements with Deloitte & Touche LLP to serve as the Subsidiary's independent auditor, with JPMorgan Chase Bank to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent.  Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by each Fund. Each Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

Each Fund pays the Adviser a fee for its services. The Adviser is currently waiving any advisory fee from each Subsidiary and the Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by such Fund’s Subsidiary.  This undertaking will continue in effect for so long as a Fund invests in its Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of a Fund's assets. It is also anticipated that each Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that each Fund's investment in its Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status – Wholly Owned Subsidiary" for information about certain tax aspects of each Fund's investment in its Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for each Fund are made by the co-portfolio managers who are employees of the Adviser or the Sub-Advisers. The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of each Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Advisers for a Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Advisers may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Advisers will take the following into consideration:

  The best net price available;
  The reliability, integrity and financial condition of the broker or dealer;
  The size of and difficulty in executing the order; and
  The value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.
68

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Advisers determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to a Fund. In allocating portfolio brokerage, the Adviser or a Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Advisers exercise investment discretion. Some of the services received as the result of a Fund’s transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. The mangers of Underlying Pools may select an affiliate of the Adviser as their futures introducing broker in connection with futures trades.

Futures Evolution Fund

For the fiscal year ended June 30, 2017, the Fund paid brokerage commissions of $0. For the fiscal year ended June 30, 2018, the Fund paid brokerage commissions of $0. For the fiscal year ended June 30, 2019, the Fund paid brokerage commissions of $42.

GSA Trend Fund

For the fiscal year ended June 30, 2017, the Fund paid brokerage commissions of $0. For the fiscal year ended June 30, 2018, the Fund paid brokerage commissions of $82,410. For the fiscal year ended June 30, 2019, the Fund paid brokerage commissions of $0.

Managed Futures Fund

For the fiscal year ended June 30, 2017, the Fund paid brokerage commissions of $7,020. For the fiscal year ended June 30, 2018, the Fund paid brokerage commissions of $987,948. For the fiscal year ended June 30, 2019, the Fund paid brokerage commissions of $20,293

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

Futures Evolution Fund

For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 53%. For the fiscal year ended June 30, 2019, the Fund’s portfolio turnover rate was 64%.

69

GSA Trend Fund

For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 0%. For the fiscal year ended June 30, 2019, the Fund’s portfolio turnover rate was 0%.

Managed Futures Fund

For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 479%. For the fiscal year ended June 30, 2019, the Fund’s portfolio turnover rate was 280%. The decline in the Managed Futures Fund’s portfolio turnover rate for the fiscal year ended June 30, 2019 can be attributed to the reduction in the trading of certain long-term securities that resulted from the termination of one of the Fund’s subadvisers during the fiscal year.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).  As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Agreement became effective on June 22, 2011 and remained in effect for two years from the applicable effective date for each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring each Fund’s holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for

70

performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for each Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, each Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets.  The Funds also pays GFS for any out-of-pocket expenses.

Futures Evolution Fund

For the fiscal year ended June 30, 2017, the Fund paid $495,207 for administrative fees. For the fiscal period ended June 30, 2018, the Fund paid $496,677 for administrative fees. For the fiscal period ended June 30, 2019, the Fund paid $556,572 for administrative fees.

GSA Trend Fund

For the fiscal year ended June 30, 2017, the Fund paid $4,464 for administrative fees. For the fiscal year ended June 30, 2018, the Fund paid $15,370 for administrative fees. For the fiscal year ended June 30, 2019, the Fund paid $60,482 for administrative fees.

Managed Futures Fund

For the fiscal year ended June 30, 2017 the Fund paid $150,026 for administrative fees. For the fiscal year ended June 30, 2018, the Fund paid $150,547 for administrative fees. For the fiscal year ended June 30, 2019 the Fund paid $10,223 for administrative fees.

GFS also provides each Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii)

71

production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among each Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Funds by the Agreement, each Fund pays GFS an asset based fee, which scales downward based upon net assets, plus out-of-pocket expenses.

Futures Evolution Fund

For the fiscal year ended June 30, 2017, the Fund paid $52,762 for fund accounting fees. For the fiscal year ended June 30, 2018, the Fund paid $52,819 for fund accounting fees. For the fiscal year ended June 30, 2019, the Fund paid $74,058 for fund accounting fees.

GSA Trend Fund

For the fiscal year ended June 30, 2017, the Fund paid $5,579 for fund accounting fees. For the fiscal year ended June 30, 2018, the Fund paid $19,210 for fund accounting fees. For the fiscal year ended June 30, 2019, the Fund paid $8,636 for fund accounting fees.

Managed Futures Fund

For the fiscal year ended June 30, 2017, the Fund paid $30,140 for fund accounting fees. For the fiscal year ended June 30, 2018, the Fund paid $30,081 for fund accounting fees. For the fiscal year ended June 30, 2019, the Fund paid $15,532 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For transfer agency services rendered to the Funds under the Agreement, each Fund pays GFS an asset based fee, which scales downward based upon net assets. The Funds also pay the Administrator for any out-of-pocket expenses.

Futures Evolution Fund

For the fiscal year ended June 30, 2017, the Fund paid $189,702 for transfer agency fees. For the fiscal year ended June 30, 2018, the Fund paid $190,139 for transfer agency fees. For the fiscal year ended June 30, 2019, the Fund paid $373,638 for transfer agency fees.

GSA Trend Fund

For the fiscal year ended June 30, 2017, the Fund paid $13,180 for transfer agency fees. For the fiscal year ended June 30, 2018, the Fund paid $45,384 for transfer agency fees. For the fiscal year ended June 30, 2019, the Fund paid $37,057 for transfer agency fees.

72

Managed Futures Fund

For the fiscal year ended June 30, 2017, the Fund paid $50,209 for transfer agency fees. For the fiscal year ended June 30, 2018, the Fund paid $49,879 for transfer agency fees. For the fiscal year ended June 30, 2019, the Fund paid $70,259 for transfer agency fees.

Custodian

JPMorgan Chase Bank, 270 Park Ave, New York, NY 10036 (the "Custodian") serves as the custodian of each Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of each Fund. The Custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or Sub-Adviser. Each Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian's principal place of business is New York New York.

Compliance Services

Northern Lights Compliance Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, each Fund pays NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets. The Funds also pay NLCS for any out-of-pocket expenses.

Futures Evolution Fund

For the fiscal year ended June 30, 2017, the Fund paid $29,622 for compliance service fees. For the fiscal year ended June 30, 2018, the Fund paid $29,470 for compliance service fees. For the fiscal year ended June 30, 2019, the Fund paid $60,281 for compliance service fees.

GSA Trend Fund

For the fiscal year ended June 30, 2017, the Fund paid $4,649 for compliance service fees. For the fiscal year ended June 30, 2018, the Fund paid $16,009 for compliance service fees. For the fiscal year ended June 30, 2019, the Fund paid $23,154 for compliance service fees.

Managed Futures Fund

For the fiscal year ended June 30, 2017, the Fund paid $25,744 for compliance service fees. For the fiscal year ended June 30, 2018, the Fund paid $25,495 for compliance service fees. For the fiscal year ended June 30, 2019, the Fund paid $38,586 for compliance service fees.

73

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that a Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

74

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of a Fund's shares is determined by dividing the total value of each Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than

75

actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

A Fund’s shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day. Domestic fixed income and foreign fixed income securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii)

76

securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820"). In accordance with ASC 820, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

77

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination

The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by each Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

78

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Altegris Futures Evolution Strategy Fund

Altegris GSA Trend Strategy Fund

Altegris Managed Futures Strategy Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares of a Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC, by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "How to Redeem Shares" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, and certificates of corporate authority and waiver of tax required in some states when settling estates.

Deferred Sales Charge – Class A and C Shares

A deferred sales charge of up to 1% may be applied to Class A shares redeemed or exchanged for Class C shares within 18 months of purchase if the initial sales charge has been waived and the Funds’ Distributor has paid authorized broker-dealers a commission for selling the Fund’s shares. The deferred sales charge will equal the amount of the commissions paid on those shares redeemed. A deferred sales charge of up to 1% may be applied to Class C shares redeemed or exchanges for Class I Shares within one year of purchase.

79

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed within 30 days of purchase.

Waivers of Redemption Fees: Each Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to continue to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of each Fund will be computed in accordance with Section 852 of the Code.

Investment company taxable income generally includes dividends and interest and other income, less certain allowable expenses, and it also includes any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term losses for a fiscal year) is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards

80

are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment company taxable income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing the gains by the amount of any available capital loss carry forwards. As of June 30, 2018, the Futures Evolution Fund had capital loss carry forwards totaling $17,203,919 ($10,980,648 short-term and $6,223,271 long-term) available to offset any future capital gains. As of June 30, 2018, the GSA Trend Fund had $0 in capital loss carry forwards available to offset any future gains. As of June 30, 2018, the Managed Futures Fund had $0 in capital loss carry forwards available to offset any future gains.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its income at the rates generally applicable to corporations and distributions to shareholders would be treated as taxable dividends to the extent of current or accumulated earnings and profits of each Fund.

Altegris is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from the fund's investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M; however, each Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by a Fund that the income is qualifying income, it may not prevail and would lose its status as a registered investment company.

81

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code, but should consult their own tax advisors about the tax consequences of investing in a Fund, including potential taxation of unrelated business taxable income.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income or “qualified dividend income” (as described below).

Dividends paid by a Fund to an individual shareholder, to the extent such dividends are attributable to “qualified dividend income” received by the Fund from U.S. corporations (and certain foreign corporations), may qualify for taxation at the long-term capital gains rate available to individuals on qualified dividend income. Furthermore, dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by a Fund from U.S. corporations, may qualify for a dividends received deduction.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, qualified dividend income distributions and capital gain dividends, as well as gains from redemption of a Fund’s shares) of U.S. individuals, estates and trusts, to the extent that the shareholder’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

A redemption of a Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund’s shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the

82

redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable investment company taxable income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of a Fund’s shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of a Fund’s shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund's shares.

83

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to a Fund’s shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

84

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to the dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was originally issued, even though the holder receives no interest payment in cash on the security during the year. In addition, other debt instruments, such as pay-in-kind securities may give rise to income under the original issue discount rules, which income is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

85

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund's shares.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (that is, U.S. citizens and residents, and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

86

Wholly Owned Subsidiary

Each Fund intends to invest a portion of its assets in its Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, each Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if a Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of a Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Subsidiary is wholly-owned by a Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because each Fund is a U.S. person that will own all of the stock of the Subsidiary, each Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," each Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of a Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to

87

equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund has selected Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92636, as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) other audit related services.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

CONSOLIDATED FINANCIAL STATEMENTS

The audited consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for each Fund for the fiscal period ended June 30, 2019. You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-772-5838.

88

Appendix A: SUB-ADVISERS PROXY VOTING POLICIES AND PROCEDURES

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

89

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they

90

determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to

91

contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such

92

entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such

93

information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund's proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record

94

provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-	Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

95

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

• For trustee nominees in uncontested elections

• For management nominees in contested elections

• For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

• For changing the company name

• For approving other business

• For adjourning the meeting

• For technical amendments to the charter and/or bylaws

• For approving financial statements

Capital Structure

• For increasing authorized common stock

• For decreasing authorized common stock

• For amending authorized common stock

• For the issuance of common stock, except against if the issued common stock has superior voting rights

• For approving the issuance or exercise of stock warrants

• For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

• For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

• For decreasing authorized preferred stock

• For canceling a class or series of preferred stock

• For amending preferred stock

• For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

• For eliminating preemptive rights

• For creating or restoring preemptive rights

• Against authorizing dual or multiple classes of common stock

• For eliminating authorized dual or multiple classes of common stock

• For amending authorized dual or multiple classes of common stock

• For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

• For a stock repurchase program

• For a stock split

96

• For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

• For merging with or acquiring another company

• For recapitalization

• For restructuring the company

• For bankruptcy restructurings

• For liquidations

• For reincorporating in a different state

• For spinning off certain company operations or divisions

• For the sale of assets

• Against eliminating cumulative voting

• For adopting cumulative voting

Board of Trustees

• For limiting the liability of trustees

• For setting the board size

• For allowing the trustees to fill vacancies on the board without shareholder approval

• Against giving the board the authority to set the size of the board as needed without shareholder approval

• For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

• For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

• For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

• Against a classified board

• Against amending a classified board

• For repealing a classified board

• Against ratifying or adopting a shareholder rights plan (poison pill)

• Against redeeming a shareholder rights plan (poison pill)

• Against eliminating shareholders’ right to call a special meeting

• Against limiting shareholders’ right to call a special meeting

• For restoring shareholders’ right to call a special meeting

• Against eliminating shareholders’ right to act by written consent

• Against limiting shareholders’ right to act by written consent

• For restoring shareholders’ right to act by written consent

• Against establishing a supermajority vote provision to approve a merger or other business combination

• For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

97

• For eliminating a supermajority vote provision to approve a merger or other business combination

• Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

• Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

• For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

• Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

• Against establishing a fair price provision

• Against amending a fair price provision

• For repealing a fair price provision

• For limiting the payment of greenmail

• Against adopting advance notice requirements

• For opting out of a state takeover statutory provision

• Against opt into a state takeover statutory provision

Compensation

• For adopting a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

• For amending a stock incentive plan for employees, except if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

• For adding shares to a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

• For limiting per-employee option awards

• For extending the term of a stock incentive plan for employees

• For adopting a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

• For amending a stock incentive plan for non-employee trustees, except if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

• For adding shares to a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

• For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

• For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

• For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

98

• For adopting a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

• For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

• For adding shares to a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

• For adopting a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

• For amending a stock award plan for non-employee trustees, except if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

• For adding shares to a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

• For approving an annual bonus plan

• For adopting a savings plan

• For granting a one-time stock option or stock award, except if the plan dilution is more than 5% of the outstanding common equity

• For adopting a deferred compensation plan

• For approving a long-term bonus plan

• For approving an employment agreement or contract

• For amending a deferred compensation plan

• For amending an annual bonus plan

• For reapproving a stock option plan or bonus plan for purposes of OBRA

• For amending a long-term bonus plan

Shareholder Proposals

• For requiring shareholder ratification of auditors

• Against requiring the auditors to attend the annual meeting

• Against limiting consulting by auditors

• Against requiring the rotation of auditors

• Against restoring preemptive rights

• For asking the company to study sales, spin-offs, or other strategic alternatives

• For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

• Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

• Against eliminating the company’s discretion to vote unmarked proxy ballots.

• For providing equal access to the proxy materials for shareholders

• Against requiring a majority vote to elect trustees

• Against requiring the improvement of annual meeting reports

• Against changing the annual meeting location

• Against changing the annual meeting date

• Against asking the board to include more women and minorities as trustees.

99

• Against seeking to increase board independence

• Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

• Against requiring minimum stock ownership by trustees

• Against providing for union or employee representatives on the board of trustees

• For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

• For creating a nominating committee of the board

• Against urging the creation of a shareholder committee

• Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

• Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

• For adopting cumulative voting

• Against requiring trustees to place a statement of candidacy in the proxy statement

• Against requiring the nomination of two trustee candidates for each open board seat

• Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

• For repealing a classified board

• Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

• Against repealing fair price provisions

• For restoring shareholders’ right to call a special meeting

• For restoring shareholders’ right to act by written consent

• For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

• For seeking to force the company to opt out of a state takeover statutory provision

• Against reincorporating the company in another state

• For limiting greenmail payments

• Against advisory vote on compensation

• Against restricting executive compensation

• For enhancing the disclosure of executive compensation

• Against restricting trustee compensation

• Against capping executive pay

• Against calling for trustees to be paid with company stock

• Against calling for shareholder votes on executive pay

• Against calling for the termination of trustee retirement plans

• Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

• Against seeking shareholder approval to reprice or replace underwater stock options

• For banning or calling for a shareholder vote on future golden parachutes

• Against seeking to award performance-based stock options

• Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

• Against requesting that future executive compensation be determined without regard to any pension fund income

100

• Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

• Against requiring option shares to be held

• For creating a compensation committee

• Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

• For increasing the independence of the compensation committee

• For increasing the independence of the audit committee

• For increasing the independence of key committees

Social Issue Proposals

• Against asking the company to develop or report on human rights policies

• Against asking the company to limit or end operations in Burma

• For asking management to review operations in Burma

• For asking management to certify that company operations are free of forced labor

• Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

• Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

• Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

• Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

• Against asking management to report on the company’s foreign military sales or foreign offset activities

• Against asking management to limit or end nuclear weapons production

• Against asking management to review nuclear weapons production

• Against asking the company to establish shareholder-designated contribution programs

• Against asking the company to limit or end charitable giving

• For asking the company to increase disclosure of political spending and activities

• Against asking the company to limit or end political spending

• For requesting disclosure of company executives’ prior government service

• Against requesting affirmation of political nonpartisanship

• For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

• Against severing links with the tobacco industry

• Against asking the company to review or reduce tobacco harm to health

• For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

• For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

• Against asking the company to take action on embryo or fetal destruction

101

• For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

• For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

• Against asking management to endorse the Ceres principles

• For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

• For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

• For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

• For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

• Against asking the company to preserve natural habitat

• Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

• Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

• For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

• Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

• For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

• Against asking management to drop sexual orientation from EEO policy

• Against asking management to adopt a sexual orientation non-discrimination policy

• For asking management to report on or review Mexican operations

• Against asking management to adopt standards for Mexican operations

• Against asking management to review or implement the MacBride principles

• Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

• For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

• Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

• For requesting reports on sustainability, except against if the company has already issued a report in GRI format

102

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

x
103

www.altegris.com

104